[*] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Execution Version

Dated as of May 3, 2024

WILLIS WAREHOUSE FACILITY LLC
as the Borrower

AND THE OTHER GRANTORS PARTY HERETO
in favor of

BANK OF UTAH
not in its individual capacity, but solely as Security Trustee

---

SECURITY AGREEMENT

TABLE OF CONTENTS

Page

Section 1.	Defined Terms; Interpretation	1
1.01	Definitions	1
1.02	Other Definitional Provisions	7
Section 2.	Appointment of Security Trustee	7
Section 3.	Grant of Security Interest	7
3.01	Grant of Security Interest	7
3.02	Excluded Assets	9
3.03	Establishment of Accounts	9
3.04	Security Interest Absolute	10
3.05	Reinstatement	10
3.06	Continuing Security Interest; Assignments	11
3.07	Voting Rights	11
Section 4.	Representations and Warranties	12
Section 5.	Covenants	13
5.01	Delivery of Instruments and Chattel Paper; Pledged Shares	14
5.02	Payment of Obligations	14
5.03	Maintenance of Perfected Security Interests	15
5.04	Changes in Name, Etc	15

5.05 Perfection Standards 15
5.06 Special Provisions Relating to Pledged Shares 18
5.07 Covenants in Credit Agreement 20
5.08 Delivery of Collateral Supplements 20
Section 6. Accounts 20
6.01 Accounts 20
6.02 Perfection of Accounts 21
6.03 Actions upon Account Replacement and Establishing Obligor Payment Accounts and Obligor Funded Accounts 22
6.04 Asset Payments and Other Payments 22
6.05 Obligor Funded Accounts 24
6.06 Security Deposit Reserve Account, Maintenance Reserves and Obligor Funded Accounts 24

- i -

6.07 Liquidity Account 25
6.08 Obligor Payment Accounts 26
6.09 The Cash Trap Account 26
6.10 Net Available Proceeds 27
6.11 Investments 27
6.12 Unpledged Accounts 28
6.13 Expense Account 28
6.14 Funding Account 28
6.15 De Minimis Accounts 28
Section 7. Code and Other Remedies 28
7.01 Rights on an Event of Default 28
7.02 Purchase of Collateral 29
7.03 Pledged Shares 29
7.04 Further Assurances 29
7.05 Appointment of Receiver 30
7.06 Power of Attorney 30
7.07 Waiver 30
7.08 Certain Securities Act Limitations; Private Sale 30
7.09 Deficiency 31
Section 8. Application of Proceeds 31
8.01 Application of Proceeds of Collections 31

8.02 Confirmation 37
8.03 Communications with Parties to Contracts and Leases; Grantors Remain Liable 37
8.04 Proceeds to be Turned Over to Security Trustee 37
8.05 Application of Proceeds 38
Section 9. The Security Trustee 38
9.01 Security Trustee's Appointment as Attorney-in-Fact, Etc 38
9.02 Representations or Warranties 40
9.03 Duty of Security Trustee 40
9.04 Further Assurances; Additional Grantors; Security Trustee Cooperation 41
9.05 Authority of Security Trustee 42
9.06 Reliance; Administrative Agent; Advice of Counsel 42
9.07 Separate and Co-Trustee 43
Section 10. Miscellaneous 44

- ii -

10.01 Amendments in Writing 44
10.02 Notices 45
10.03 No Waiver by Course of Conduct; Cumulative Remedies 45
10.04 Enforcement Expenses; Indemnification 45
10.05 Successors and Assigns 46
10.06 Set-Off 46
10.07 Counterparts 46
10.08 Severability 47
10.09 Section Headings 47
10.10 Integration 47
10.11 Governing Law; Jurisdiction; Service of Process; Etc 47
10.12 Waiver of Jury Trial 48
10.13 Acknowledgements 48
10.14 Releases, Etc 49
10.15 No Immunity 50
10.16 Judgment Currency 51
10.17 Use of English Language 51
10.18 No Petition 51
10.19 Servicer as the Borrower Group Companies' Agent 51

SCHEDULE 1	NOTICE ADDRESSES OF GRANTORS
SCHEDULE 2	GRANTOR INFORMATION
SCHEDULE 3	DESCRIPTION OF ACCOUNTS
SCHEDULE 4	OWNER TRUSTS; TRUST AGREEMENTS
SCHEDULE 5	THE OWNED ASSETS
SCHEDULE 6	ASSET LEASES
SCHEDULE 7	LOAN ASSETS
SCHEDULE 8	PLEDGED SHARES
SCHEDULE 9	FORM OF ASSUMPTION AGREEMENT
SCHEDULE 10	FORM OF COLLATERAL SUPPLEMENT
SCHEDULE 11	FORM OF NOTICE OF SECURITY ASSIGNMENT
SCHEDULE 12	FORM OF FAA SECURITY DOCUMENTS

- iii -

SECURITY AGREEMENT THIS SECURITY AGREEMENT (this “Agreement”), dated as of May 3, 2024, among (1) WILLIS WAREHOUSE FACILITY LLC, a limited liability company organized under the laws of the State of Delaware with its registered office at 1209 Orange Street, Wilmington, Delaware 19801 (the “Borrower”); (2) BANK OF UTAH, not in its individual capacity but solely as security trustee for the benefit of the Secured Parties (together with its successors and assigns in such capacity, the “Security Trustee”) and as the securities intermediary with respect to each of the Security Trustee Accounts (in such capacity, the “Securities Intermediary”); and (3) each of the other signatories hereto or acceding hereto as provided herein (such Persons, together with the Borrower, the “Grantors”). W I T N E S S E T H: WHEREAS, pursuant to that certain secured credit agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, inter alios, the Borrower, the banks and financial institutions from time to time party to the Credit Agreement as “Lenders”, the Security Trustee, Bank of America, N.A., as facility agent (in such capacity, the “Facility Agent”) and Bank of Utah, as administrative agent (in such capacity, the “Administrative Agent”), the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, the proceeds of the Loans made under the Credit Agreement will be used to enable the Borrower to originate and acquire the Assets; WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the Loans made under the Credit Agreement; and WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Security Trustee; NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement and the Lenders to make their respective Loans to the Borrower thereunder, each Grantor hereby agrees with the Security Trustee, for the benefit of the Secured Parties, as follows: Section 1. Defined Terms; Interpretation. 1.01 Definitions. (a) Terms Generally. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit - 2 - Agreement and the following terms as used herein are defined in the New York UCC: Bank’s Jurisdiction, Certificated Security, Chattel Paper, Documents, Entitlement Holder, Entitlement Order, Financial Assets, General Intangibles, Instruments, Investment Property, Letter-of-Credit Rights, Securities, Securities Accounts, Securities Intermediary, Securities Intermediary’s Jurisdiction, Security Entitlements and Supporting Obligations. (b) Specific Definitions. The following terms shall have the following meanings: “Account Collateral” means (i) all right of a Grantor in and to each Account, deposit account and/or securities account at any time or from time to time established; (ii) all cash, investment property, Permitted Investments, other investments, securities, instruments, investment property or other property (including all “financial assets” within the meaning of Section 8- 102(a)(9) of the UCC) at any time or from time to time on deposit in or credited to, or required to be deposited or credited to, any such Account, deposit account and/or securities account and (iii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. “Account Control Agreement” means an account control agreement (or if applicable, account charge, security deed of assignment of bank account or pledge agreement) that is in form and substance reasonably satisfactory to the Security Trustee. “Additional Grantor” means each Borrower Group Company that becomes a “Grantor” hereunder on or after the Closing Date. “Administrative Agent” has the meaning given to such term in the first recital above. “Agreement” means this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time. “Asset Mortgage” means an Asset Mortgage substantially in the form of Part B of Schedule 12 attached hereto. “Asset Mortgage and Lease Security Assignment” means an Asset Mortgage and Lease Security Assignment substantially in the form of Part A of Schedule 12 attached hereto. “Assigned Agreement Collateral” means (i) all of each Grantor’s right, title and interest in and to all Assigned Agreements; and (ii) all of each Grantor’s right, title and interest in and to all deposit accounts, all funds or other property held in such deposit accounts, all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement and all supporting obligations (as defined in Section 9-102(a)(77) of the UCC) relating to any Assigned Agreement. “Assigned Agreements” means, in respect of any Grantor, all security assignments, cash deposit agreements and other security agreements executed in its favor, in each case as such agreements may be amended or otherwise modified from time to time. “Assigned U.S. Lease” means a Pledged Asset Lease in respect of which the Lessee is a U.S. Lessee. - 3 - “Assumption Agreement” means an assumption agreement in the form set out in Schedule 9. “Beneficial Interest Collateral” means (i) the Pledged Beneficial Interests, all certificates, if any, from time to time representing such Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest after the Closing Date; and (ii) all additional beneficial interests in any Borrower Group Company (including any Owner Trust or other Borrower Group Company the ownership of which is represented by beneficial interests), from time to time acquired by each Grantor in any manner, including the beneficial interests in any Borrower Group Company that may be formed from time to time, all options and other rights to acquire beneficial interests, all certificates and/or instruments, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests. “Cape Town Lease” means any Lease either (a) that is entered into, extended or novated after March 1, 2006 with a Cape Town Lessee or (b) that is a Lease of an Airframe (that qualifies as an Aircraft Object) that is registered in a “Contracting State” at the time such Lease was or is entered into or novated or at the time such Lease’s term was amended. “Collateral” as defined in Section 3.01. “Collateral Supplement” means a Collateral Supplement in the form set out in Schedule 10. “Collections Account” means the account of the Borrower described as Collections Account in Schedule 3. “Contracting State” has the meaning specified for such term in the Cape Town Convention. “Contracts” means the Servicing Agreement, any Hedging Agreement, any Trust Agreement, any constitutional documents of a Person in respect of which any Grantor is a member, manager, shareholder or beneficial owner, and to the extent such is assignable without consent, each other agreement to which a Grantor is a party or in respect of which a Grantor holds an interest, including without limitation, any security agreement, letter of intent, manufacturer warranty, Warranties, power by the hour agreement, maintenance agreement, FHA Agreement, lease agreement entered into with any other Borrower Group Company or residual value guarantee or other manufacturer support agreement, lease guarantee and any other contract to which a Borrower Group Company is a party the pledge or assignment of which does not require any consent or action on the part of any third party, as the same may be amended, supplemented, replaced or otherwise modified from time to time, including: (a) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith or to enforce obligations of any other party thereto; (b) all rights of any Grantor to damages arising thereunder; and (c) all rights of any Grantor to perform and to exercise all remedies thereunder. - 4 - “Credit Agreement” has the meaning given to such term in the first recital above. “De Minimis Account” means an account of a Borrower Group Company established for local tax or other regulatory or legal reasons to hold a de minimis amount of funds. “Default Interest Amount” means, on any date Collections are applied in accordance with Section 8.01(a) or (d), as applicable, all default interest due pursuant to Section 2.10 of the Credit Agreement. “Excluded Assets” has the meaning given to such term in Section 3.02. “Excluded Payments” means payments in respect of (i) indemnities (including interest thereon, if applicable) payable (directly or indirectly) by a Lessee to an indemnitee (other than to a Grantor for its own account) pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Assets payable, directly or indirectly, as a result of insurance claims paid, or losses suffered, by a Person (other than a Grantor for its own account) and including, for the avoidance of doubt, the Lessee. “Expense Account” means the bank account held by Security Trustee identified in writing to the Borrower as the “Expense Account”. “FAA” means the Federal Aviation Administration. “FAA Security Document” means, collectively, each Asset Mortgage, each Asset Mortgage and Lease Security Assignment and each Lease Security Assignment. “Grantors” has the meaning given to such term in the introductory paragraph hereto and shall include each Additional Grantor. “Hedge Collateral” has the meaning specified in Section 3.01(m). “Interest Amount” means, on any date Collections are applied in accordance with Section 8.01(a) or (d), as applicable, all accrued and unpaid interest on the Loans which has accrued at the Interest Rate. “Lease Security Assignment” means a Lease Security Assignment substantially in the form of Part C of Schedule 12 attached hereto. “Maintenance Reserve Account” means the bank account held by Security Trustee identified in writing to the Borrower as the “Maintenance Reserve Account”. “Membership Interest Collateral” means (i) the Pledged Membership Interests, all certificates, if any, from time to time representing such Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interest after the Closing Date; and (ii) all additional membership interests in any Borrower Group Company (including any Asset Owning Entity and Borrower Group Company the ownership of which is represented by membership interests) from time to time acquired by each Grantor in any manner, all certificates and/or instruments, if any, from time to time representing such additional membership interests, all warrants, options and other rights to acquire membership interests and all distributions, cash, instruments and other property from time to time

- 5 - received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests. “Non-Monthly Payment” means, with respect to any Asset Lease or Loan Asset, Rental Payments received under such Asset Lease Documents or Loan Asset Payments under the relevant Loan Asset Documents, as applicable, that are scheduled to be on a basis to reflect more than one month of use of the Owned Asset or term of the Loan Asset. “Notice of Security Assignment” means a notice of security assignment in substantially the form set out in Schedule 11. “Obligor Funded Account” has the meaning given to such term in Section 6.05. “Obligor Payment Account” has the meaning given to such term in Section 6.08. “Pledged Asset Lease” has the meaning assigned thereto in Section 3.01(c). “Pledged Beneficial Interests” means the beneficial interests identified in any of Schedule 8 hereto and the Asset Interests in the Owner Trusts identified on Schedule 4 hereto and any Collateral Supplement or Assumption Agreement, including the beneficial interests in any Owner Trust or other Borrower Group Company that is a statutory or common law trust. “Pledged Loan Asset” has the meaning assigned thereto in Section 3.01(d). “Pledged Membership Interests” means the membership interests identified in any of Schedule 8 hereto, any Collateral Supplement or Assumption Agreement, including the membership interests in any Borrower Group Company that is an entity in which the ownership interests are represented by membership interests. “Pledged Shares” means, collectively, all Stock Collateral, all Beneficial Interest Collateral and all Membership Interest Collateral. “Pledged Stock” means the capital stock, warrants, options or other notes to acquire capital stock identified in any of Schedule 8 hereto, any Collateral Supplement or Assumption Agreement, including the stock of any Borrower Group Company in which the ownership interests are represented by stock or any similar equity interest (other than membership interests that would be included in Pledged Membership Interests or beneficial interests that would be included in Pledged Beneficial Interests). “Post-Closing Items” has the meaning given to such term in Section 5.06(d). “Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC on the date hereof and, in any event, including all dividends or other income from Investment Property, collections thereon or distributions or payments with respect thereto. “Receivable” means any right to payment for goods sold, leased, licensed, assigned or otherwise disposed of, or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any “account” and any “payment intangible” (as such terms are defined in the New York UCC)). “Remarketing and Repossession Expenses” shall mean the costs incurred by, or on behalf of, an Borrower Group Company or the Servicer of (a) performing a modification or improvement (exclusive of the substitution or replacement of an Engine or Part) of an Owned Asset that is determined by the Servicer as being reasonably necessary or appropriate in order to - 6 - remarket such Owned Asset for lease or sale or (b) repossessing an Owned Asset or an Underlying Asset or otherwise exercising remedies under an Asset Lease or Loan Asset. “Rent Based Fees” means the Senior Rent Based Fees and the Subordinated Rent Based Fees. “Required Expense Amount” means, with respect to each Payment Date, an amount equal to the Expenses (other than Servicer Expenses consisting of the Rent Based Fees) payable during the next occurring Interest Period beginning on such Payment Date or reasonably anticipated by the Administrative Agent to become due and payable during such period, the accrual of which would be prudent in light of the size and timing of such Expenses. “Requirement of Law” as to any Person, means: (a) the Organizational Documents of such Person; and (b) any law, treaty, rule or regulation or determination of an arbitrator or a court or any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Security Interest” has the meaning given to such term in Section 3.01. “Security Trustee Account” means each Account (other than each Obligor Funded Account or Obligor Payment Account that is not established in the name of the Security Trustee). “Servicing Fee” has the meaning given to such term in the Servicing Agreement. “Shortfall” means, as of any Determination Date, with respect to the related Payment Date, the amount by which the Available Collections Amount is insufficient, on a pro forma basis to pay (1) any Remarketing and Repossession Expenses of any Owned Asset; (2) the Hedging Payments (Scheduled) due and payable to the Hedging Providers; (3) all Interest Amounts to the Lenders; (4) any Hedging Payments (Unscheduled) then due and payable (other than Subordinated Hedging Payments); (5) the Amortization Amount then due and payable with respect to each Loan. “Stock Collateral” means: (i) the Pledged Stock and all certificates and instruments, if any, from time to time representing such Pledged Stock, any contracts and instruments pursuant to which such Pledged Stock is created or issued, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock after the Closing Date; and (ii) all additional shares of the capital stock of any Borrower Group Company (including any Asset Owning Entity that issues capital stock) from time to time acquired by a Grantor or issued by an issuer listed on Schedule 8 in any manner, including the capital stock of any Borrower Group Company that may be formed from time to time, and all warrants, options or other rights to acquire shares, all certificates and instruments, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares. “Subordinated Servicer Payments” means (a) any Subordinated Rent Based Fees and (b) Servicer Expenses that the Borrower and Servicer each agree to be paid as a “Subordinated Servicer Payments” in the priority of payments set forth in Section 8.01(a) or (d), as applicable. - 7 - “Trust Agreements” the trust agreements specified in Schedule 4 (as supplemented from time to time pursuant to an Assumption Agreement or Collateral Supplement). “U.S. Lessee” means a Lessee that has its principal place of business in the United States of America. “UCC Accounts” means “accounts” as defined in the New York UCC. “Unpledged Account” has the meaning given to such term in Section 6.12. 1.02 Other Definitional Provisions. The terms of Sections 1.02, 1.03 and 1.04 of the Credit Agreement shall apply hereto mutatis mutandis as if set forth herein in full. Section 2. Appointment of Security Trustee. Pursuant to Section 11.01 of the Credit Agreement, the Secured Parties have appointed Bank of Utah, and Bank of Utah has agreed to and accepted such appointment, to act as Security Trustee hereunder and under each other Loan Document to which it is or becomes a party with such powers as are expressly delegated to the Security Trustee by the terms of this Agreement, the Credit Agreement or such other Loan Documents, together with such other powers as are reasonably incidental thereto. Section 3. Grant of Security Interest. 3.01 Grant of Security Interest. Each Grantor, as of the date hereof if such Grantor is a party hereto on the date hereof or as of the date on which such Grantor becomes a party to this Agreement by the execution and delivery of an Assumption Agreement, hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Security Trustee and agrees to grant, assign, convey, mortgage, pledge, hypothecate and transfer to the Security Trustee, for itself and for the benefit of the Secured Parties, a first priority Lien (the “Security Interest”) in, all of such Grantor’s right, title and interest in all of the following property now existing or at any time hereafter created or acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations: (a) each Owned Asset as the same is now and will hereafter be constituted, and in the case of any such Owned Asset that is an Engine, whether or not any such Engine shall be installed in or attached to any Airframe, and including in each case all Aircraft Objects in respect of each such Owned Asset, together with: (i) all Parts of whatever nature, which are from time to time incorporated or installed in or attached to such Owned Asset and such equipment, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations thereto (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts); and (ii) except to the extent constituting a Pledged Asset Lease or Pledged Loan Asset, all Owned Asset Documents and Owned Asset Agreements relating to such Owned Asset; - 8 - (b) the Contracts; (c) each Asset Lease and the Asset Lease Documents to which such Grantor is a party (each, a “Pledged Asset Lease”) and any Related Collateral with respect thereto; (d) each Loan Asset and the Loan Asset Documents to which such Grantor is a party (each, a “Pledged Loan Asset”) and any Related Collateral with respect thereto; (e) all Stock Collateral now owned or hereafter from time to time acquired by such Grantor; (f) all Beneficial Interest Collateral now owned or hereafter from time to time acquired by such Grantor; (g) all Membership Interest Collateral now owned or hereafter from time to time acquired by such Grantor; (h) all Account Collateral now owned or hereafter from time to time acquired by such Grantor; (i) all Assigned Agreement Collateral now owned or hereafter from time to time acquired by such Grantor; (j) intercompany indebtedness permitted by Section 8.01 of the Credit Agreement (including any leases between Borrower Group Companies); (k) all UCC Accounts, Chattel Paper in respect of any Pledged Asset Lease, Pledged Loan Asset, General Intangibles, Instruments and Letter-of-Credit Rights; (l) all Investment Property not covered by other clauses of this Section, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein; (m) all of such Grantor’s right, title and interest in and to all Hedging Agreements, and all rights to administer and otherwise deal with each such Hedging Agreement (the “Hedge Collateral”); (n) all of such Grantor’s right, title and interest in and to the personal property identified in an Assumption Agreement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee; (o) all books and records pertaining to the Collateral (including any in the possession or under the control of any document registry or service company); (p) all Proceeds of insurance; and

- 9 - (q) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, provided that the Collateral shall not include the Excluded Assets. 3.02 Excluded Assets. Notwithstanding anything to the contrary contained in the definition of Collateral, Section 3.01 or any other provisions of this Agreement or any other Security Document, this Agreement shall not constitute a transfer, assignment or grant of a security interest in any of the following (collectively, the “Excluded Assets”): (a) property to the extent that and for so long as such grant of a security interest: (i) is prohibited by any Applicable Law or Requirement of Law of a Governmental Authority; (ii) requires a consent not obtained of any Governmental Authority pursuant to such Applicable Law or Requirement of Law; (iii) is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, any applicable shareholder or similar agreement; or (iv) is constituted by any claim by a third party (other than a Borrower Group Company) against any liability insurer, except, in the case of clauses (i) through (iv), to the extent that such Applicable Law or Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under Applicable Law (including Section 9-406, 9-407, 9- 408 and 9-409 of the NY UCC); provided that any proceeds or Receivable or any money or other amounts due or to become due under any such contract, license, agreement, instrument or other document or shareholder or similar agreement (including any Hedging Agreements) shall not be deemed excluded from the grant of security interest under this Agreement; (b) any Unfunded Asset that is not Additional Collateral, any lease or loan documentation in respect thereof or rights thereunder, the Stock of any Subsidiary of the Borrower that owns or leases or has another interest in an Unfunded Asset that is not Additional Collateral (and does not directly or indirectly own or lease any Asset or Stock in any Subsidiary that owns or leases any Asset), or any claims, proceeds, Receivable or any money or other amounts due or to become due under or in respect of any of the foregoing; or (c) any Excluded Payments. 3.03 Establishment of Accounts. No Grantor shall establish any Account or any other account of the Grantor except in compliance with this Section 3.03 and Section 6. - 10 - (a) With respect to each Obligor Payment Account and each Obligor Funded Account established or to be established by any Grantor: (i) to the extent such Obligor Payment Account or Obligor Funded Account is not established in the name of the Security Trustee, such Grantor shall maintain such Account in its name only and shall have entered into an Account Control Agreement with respect thereto and shall provide a legal opinion with respect to perfection of the Lien of the Security Trustee in such Account; and (ii) upon any termination of any Account Control Agreement or other agreement with respect to the maintenance of an Obligor Payment Account or Obligor Funded Account by any Grantor, such Grantor shall promptly notify all Obligors that were making payments to such Account to make all future payments to another Account meeting the requirements of this Agreement. 3.04 Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Security Trustee and the security interest and lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of: (a) the validity or enforceability of the Credit Agreement or any other Loan Document; (b) any change, restructuring or termination of the corporate, company or trust structure or existence as applicable of any Grantor; (c) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto; (d) any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; (e) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of such Grantor; or (f) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Grantors in respect of the grants of security in this Agreement, in bankruptcy or in any other instance. 3.05 Reinstatement. The grants of security contained in this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part - 11 - thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made. The agreement in this Section 3.05 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents. 3.06 Continuing Security Interest; Assignments. Subject to Section 10.14, this Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the earlier of the payment and discharge in full of the Obligations (other than contingent obligations for which no claim has been made) and the termination of the Commitments and the circumstances specified in Section 10.14 in respect of the relevant Collateral; (b) be binding upon each Grantor, its successors and assigns; and (c) inure, together with the rights and remedies of the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing paragraph (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Loan Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise. 3.07 Voting Rights. (a) So long as a Default or Event of Default shall not have occurred and be continuing: (i) Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Stock Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the organizational documents of such Grantor, the Credit Agreement or any other Loan Document; and (ii) The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 3.07(a)(i). (b) If an Event of Default has occurred and is continuing and the Security Trustee has notified the Grantors in writing not to exercise their rights pursuant to this Section 3, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 3.07(a)(i) shall - 12 - cease, and the Security Trustee thereupon shall have the sole right to exercise or refrain from exercising such voting and other consensual rights (including, but not limited to, the right, subject to the restrictions set forth in the applicable organizational documents, to remove or appoint any trustee, directors and officers of any Borrower Group Company), provided, however, that the Security Trustee shall have no obligation to exercise such voting or consensual right without instruction from the Secured Parties or the Required Lenders, as applicable. Section 4. Representations and Warranties. To induce the Secured Parties to enter into the Credit Agreement and the Lenders to make their Loans to the Borrower thereunder, the applicable Grantors in respect of the Asset which relates to the Loan to be made on the applicable Drawdown Date hereby represent and warrant to the Security Trustee and each Lender on such Drawdown Date as follows: (a) The applicable Asset Owning Entity is the lawful owner and holder of title with respect to the applicable Owned Asset acquired, in each case free and clear of all Liens other than Permitted Encumbrances. (b) If such Asset is an Owned Asset that is an Airframe, the Asset Owning Entity is the, to the extent applicable and possible with the Applicable Aviation Authority, registered owner of the Owned Asset. (c) In the case of a Loan Asset, the applicable Grantor is the lawful legal and beneficial owner and holder of title thereto, free and clear of Liens other than Permitted Encumbrances. (d) The Security Interest. This Agreement creates a valid and, upon completion of the filings and other actions specified herein (which, promptly upon completion of each such filing or other action, any related instrument or document shall be delivered to the Security Trustee in completed and duly executed form) perfected security interest in respect of the applicable Collateral (other than as contemplated pursuant to the Perfection Standards and, without limiting the foregoing, other than (a) the Assets and Asset Leases to the extent the registrations and filings required pursuant to this Agreement are insufficient for such purpose under Applicable Law, (b) with respect to insurance policies to the extent that Article 9 of the UCC does not apply to such Collateral and (c) letters of credit, except to the extent any such letter of credit constitutes supporting obligations of any Lease) on such Drawdown Date in favor of the Security Trustee, for the benefit of the Secured Parties, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor, and prior to all other Liens on the Collateral in existence on the applicable Drawdown Date, except for Permitted Encumbrances and Liens permitted by Section 8.02 of the Credit Agreement which have priority over the Liens on the Collateral by operation of law, and provided that no perfection, priority, filing or registration shall be required to the extent inconsistent with the Perfection Standards. (e) Such Grantor’s full and correct legal name and jurisdiction of organization or incorporation, as applicable, and location (as defined in Section 9-307 of the UCC) as of the date hereof is as set forth in Schedule 2.

- 13 - (f) Pledged Shares. (i) The Pledged Shares constitute 100% of the issued and outstanding Ownership Interests of each Grantor (other than the Borrower) and each Subsidiary of each Grantor (other than any Excluded Assets), which on the Effective Date are as set forth on Schedule 8 (as supplemented by any Assumption Agreement or Collateral Supplement executed and delivered by any Grantor), and on each Drawdown Date, are as set forth on Schedule 8 (as supplemented by any Assumption Agreement or Collateral Supplement executed and delivered by any Grantor). As of the Effective Date and on each Drawdown Date, Schedule 8 correctly identifies the respective class and par value of such Ownership Interests and the respective number of such Ownership Interests represented by each such certificate and the registered owner thereof. (ii) The Pledged Shares in which the relevant Grantor shall hereafter grant a security interest will be duly issued and outstanding, fully paid and nonassessable and none of such Pledged Shares are or will be subject to any pre-emptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual restriction, or any restriction under any organizational instrument, upon the transfer of such Pledged Shares (except for any such restriction contained herein or in the Loan Documents). (iii) The Pledged Shares constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC other than (1) membership interests that are not certificated and the relevant operating agreement does not expressly provide that such membership interest shall be governed by Article 8 of the UCC as in effect in the jurisdiction of the issuer of such membership interests, (2) shares, stock or beneficial interests in Owner Trusts which constitute “uncertificated securities” within the meaning of Section 8-102(a)(18) of the UCC or (3) beneficial interests in Owner Trusts which do not constitute “securities” within the meaning of Section 8- 102(a)(15) of the UCC. The Pledged Shares that constitute Certificated Securities have been delivered to the Security Trustee and are either (i) in bearer form, (ii) have been endorsed, by an effective endorsement, to the Security Trustee or in blank, (iii) have been registered in the name of the Security Trustee or (iv) in respect of any Irish subsidiaries, are evidenced by share certificates, which will be delivered to the Security Trustee. None of the Pledged Shares that constitute or evidence the Collateral have any marks or notations that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee. (g) Accounts. On the Effective Date and on each Drawdown Date, Schedule 3 (as supplemented by any Assumption Agreement or Collateral Supplement executed and delivered by any Grantor) contains a true and complete list of the Accounts held by the Grantors. Section 5. Covenants. Each Grantor covenants and agrees with the Security Trustee and the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid and discharged in full (other than contingent obligations for which no claim has been made) and the Commitments shall have terminated: - 14 - 5.01 Delivery of Instruments and Chattel Paper; Pledged Shares. (a) Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral (other than Accounts and Asset Leases) shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be promptly delivered to the Security Trustee and, if applicable, be duly indorsed in a manner required by Applicable Law to evidence the interests of the Security Trustee in such Collateral on behalf of the Secured Parties, to be held as Collateral pursuant to this Agreement. (b) Pledged Shares. Each of the Grantors shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, filings, registrations, endorsements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the reasonable judgment of the Security Trustee to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Security Trustee to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall: (i) cause to be delivered to the Security Trustee each Pledged Share; (ii) with respect to certificated shares, if any certificates or instruments in respect of the Pledged Shares constituting part of the Collateral are received by any of the Grantors, as soon as practicable thereafter: (A) deliver to the Security Trustee the certificates or instruments or share transfer forms, if any, representing or evidencing the same, duly endorsed to the Security Trustee in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Security Trustee may reasonably request, all of which thereafter shall be held by the Security Trustee, pursuant to the terms of this Agreement, as part of the Collateral; and (B) take such other action as the Security Trustee may reasonably deem necessary or appropriate to duly record or otherwise perfect and keep perfected the security interest created hereunder in such Collateral; and (iii) with respect to uncertificated shares, if requested by the Security Trustee, promptly from time to time enter into such control agreements or other relevant documents, each in form and substance reasonably acceptable to the Security Trustee, as may be required to perfect and keep perfected the security interest created hereby in the Pledged Shares, and promptly furnish to the Security Trustee true copies thereof. (c) As of the date hereof, each Grantor owns the relevant Pledged Shares set forth in Schedule 8. 5.02 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral owned or held by - 15 - such Grantor or imposed in respect of income or profits from such Collateral, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if it occurred as a result of a Third Party Event (and the relevant Grantor is taking, or procuring that the Servicer takes, such action with respect thereto in accordance with the Standard of Care) or the amount or validity thereof is currently being contested in good faith by appropriate proceedings. 5.03 Maintenance of Perfected Security Interests. (a) Maintenance of Security Interests. Subject to the Perfection Standards, such Grantor shall maintain the security interests created by this Agreement as first priority perfected security interests in accordance with this Agreement and shall defend such security interests against the claims and demands of all Persons whomsoever. Without limiting the generality of the foregoing, no Grantor shall: (i) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Security Trustee is not named as the sole secured party for the benefit of the Secured Parties; or (ii) cause or permit any Person other than the Security Trustee (or its designee) to have “control” (as defined in Section 9-104 through 9-107 of the New York UCC) over any part of the Collateral; provided that to the extent any Related Collateral is a letter of credit, no action shall be required in addition to the grant of the security in respect of such pursuant to this Agreement and the Servicer shall be permitted to hold any such letter of credit under the direction and control of the Security Trustee. (b) Further Identification of Collateral. Such Grantor will furnish to the Security Trustee and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection with the Collateral as the Security Trustee may reasonably request, all in reasonable detail. 5.04 Changes in Name, Etc. Such Grantor will not, except upon 30 days’ prior written notice to the Security Trustee and delivery to the Security Trustee of all additional financing statements and such other executed documents or instruments necessary or required under Applicable Law to maintain the validity, perfection and priority of the security interests provided for herein change its name or its jurisdiction of organization or incorporation from that as of the date hereof (or the date of the Assumption Agreement pursuant to which such Grantor acceded hereto). 5.05 Perfection Standards. The parties hereto agree that for all purposes of the Loan Documents (and notwithstanding anything to the contrary in any Loan Document), the perfection of the security interest of the Security Trustee in the Owned Assets, each Pledged Asset Lease, and any Related Collateral with respect to the foregoing shall be accomplished in accordance with the following terms (the “Perfection Standards”): - 16 - (a) With respect to each Owned Asset and Pledged Asset Lease, each Grantor shall register or cause to be registered or consent to the registration with the International Registry of, and shall take such further actions as may be necessary or desirable, or that the Security Trustee may reasonably request, to effect the registration with the International Registry of: (i) the International Interest, if any, created by this Agreement with respect to such Asset; (ii) the International Interest provided for in any Cape Town Lease to which such Grantor is a lessor or lessee; (iii) the assignment to the Security Trustee of each International Interest described in clause (ii); and (iv) the Contract of Sale with respect to any Asset by which title to such Asset is conveyed by or to such Grantor on or after the Drawdown Date relating to such Asset; (b) provided that no Grantor shall be required to register any interest (or assignment thereof) with the International Registry with respect to any Aircraft Engine relating to an aircraft that is registered in a jurisdiction which is a “title grabbing” or “title accession” jurisdiction if the applicable Lease in respect of such aircraft or Engine prohibits such registration; provided further that, if the relevant Grantor is advised by legal counsel in the jurisdiction of registration of an Asset that is an Airframe (other than the United States) that a registration described in any of clauses (i) through (iii) above with the International Registry cannot properly be made so long as the applicable aircraft is registered in such jurisdiction unless a security agreement governed by the laws of such jurisdiction is entered into, then such registration with the International Registry shall not be required for so long as such aircraft is registered in such jurisdiction (collectively, the “Required Cape Town Registrations”), provided further that (1) on or prior to the Delivery Date for an Asset, the relevant Grantor shall cause its Administrator (acting directly or through a Transacting User Entity or a Professional User Entity to whom it has given an authorization) to commence effecting the applicable registrations with the International Registry described in clauses (ii) through (iv) above and (2) in connection with any registrations with the International Registry described in clause (ii) and (iii) above, the Security Trustee shall be registered as the holder of the right to discharge such registrations (except to the extent that, after use of commercially reasonable efforts by the lessor or its representatives, the Lessee under any Assigned Lease will not consent to the right to discharge the registrations with the International Registry described in clauses (ii) and (iii) above to be held by any Person other than the applicable lessor). To the extent that (A) the Security Trustee’s consent is required for any such registration or (B) the Security Trustee is required to initiate any such registration, the Security Trustee shall cause such consent or such initiation of such registration to be effected at the request of the Grantor, and no Grantor shall be in breach of this section should the Security Trustee fail to do so in a proper fashion. (c) With respect to each Owned Asset that is an Engine, each Grantor that owns or hereafter acquires such Engine shall: (i) in the case of an Engine that is not subject to

- 17 - an Pledged Asset Lease with a Lessee that has its principal place of business in the United States of America, register and record with the FAA an Asset Mortgage with respect to such Engine (or, at its option, an Asset Mortgage and Lease Security Assignment), and (ii) in the case of an Engine that is subject to a Pledged Asset Lease with a Lessee that has its principal place of business in the United States of America, for so long as such Engine is subject to such Lease, register and record with the FAA, (A) an Asset Mortgage and Lease Security Assignment with respect to such Engine and such Assigned U.S. Lease or (B) if an Asset Mortgage is then registered with the FAA with respect to such Engine, a Lease Security Assignment with respect to such Assigned U.S. Lease. The foregoing shall not be required with respect to an Engine that is (and for so long as it remains) associated with an Airframe that is registered in a country other than the United States of America. (d) With respect to each Asset that is an Airframe, if any, that is registered in the United States of America, each Grantor that owns or hereafter acquires such Airframe shall, for so long as such Airframe is so registered, (i) in the case of an Asset that is not subject to an Pledged Asset Lease, register and record with the FAA an Asset Mortgage with respect to such Airframe (or, at its option, an Asset Mortgage and Lease Security Assignment) and (ii) in the case of an Airframe that is subject to an Pledged Asset Lease, register and record with the FAA (A) an Asset Mortgage and Lease Security Assignment with respect to such Airframe and such Assigned Lease or (B) if an Asset Mortgage is then registered with the FAA with respect to such Airframe, a Lease Security Assignment with respect to such Assigned Lease. (e) Each Grantor shall be relieved of taking the actions specified in clause (c) or (d) above if and to the extent that the Security Trustee receives an opinion of counsel based on then prevailing case law and without material qualifications to the effect that such actions are not necessary under 49 U.S.C. §44108 to establish the validity of any such Asset Mortgage, Asset Mortgage and Lease Security Assignment or Lease Security Assignment against a Person that does not have actual notice of the same, or that registration at the International Registry of the International Interest created by any such Asset Mortgage or Asset Mortgage and Lease Security Assignment or the assignment of the International Interest provided for in a Lease by any such Lease Security Assignment or Asset Mortgage and Lease Security Assignment constitutes such actual notice for purposes of such statute; provided that the Security Trustee shall not be required to determine the sufficiency of any such opinion of counsel. (f) Each Grantor, if any, incorporated in Ireland or that is a “relevant external company” within the meaning of the Companies Act 2014 of Ireland shall make any filings that may be required in accordance with Parts 7 and 21 of the Companies Act 2014 of Ireland and any filings that may be required in accordance with Section 82 of the Companies Act 2014 of Ireland, in each case within any applicable statutory time limits. Each Grantor and the Security Trustee hereby authorizes any solicitor or partner of any external counsel in Ireland approved by the Servicer to execute and present for filings to the Irish Companies Registration Office on its behalf any forms in respect of the Security Documents. (g) On or prior to the relevant Drawdown Date for an Asset, the Security Trustee shall have received a legal opinion of McAfee & Taft, special FAA counsel to the Borrower, or other nationally recognized FAA counsel addressed to the Security Trustee (or, in each case, the Grantor shall have received reasonable assurances from the applicable legal counsel that such opinion shall be delivered promptly after the applicable registrations, recordations and - 18 - filings referenced therein have been completed); provided that the Security Trustee shall not be required to determine the sufficiency of any such opinion of counsel. (h) Each Grantor shall cause UCC financing statements (and continuation statements, as applicable) covering all of the Collateral to be filed in the applicable jurisdiction. (i) The Grantor that is lessor under a Pledged Asset Lease with an Asset Lessee that is not a Borrower Group Company shall provide a notice complying with the requirements set forth in Section 3.02(n) of the Credit Agreement and shall use commercially reasonable efforts to obtain an acknowledgement from the Asset Lessee or Loan Asset Borrower (in the case of a Finance Lease), as applicable, to such notice. (j) Without limiting clause 5.05(h), each Grantor hereby irrevocably authorizes (without imposing any obligation on) the Security Trustee to file one or more financing or continuation statements, and amendments thereto, from time to time relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. Such financing or continuation statements, or amendments thereto, may describe the collateral as “all assets”, “all personal property” or “all personal property, whether now owned or hereafter acquired”. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. No Grantor shall have any obligation to take any other action to perfect the security interest of the Security Trustee in the Owned Assets or the Pledged Asset Leases that is not described in this Section 5.05, including, without limitation, any of the following actions with respect to the security interests and/or International Interests granted or created by any Security Document or by any of the Leases: (i) file or cause to be filed this Agreement, any supplement hereto, any mortgage, security agreement or similar document with the FAA not described in the Perfection Standards above, (ii) other than completion of the Required Cape Town Registrations, to make any other filings or registrations with the International Registry, (iii) enter into, file, register or record this Agreement, any supplement hereto, any mortgage, security agreement or similar document with any aviation authority or other governmental entity, (iv) seek or obtain the consent of any manufacturer or other third party to the security interest in any warranties, (v) name the Security Trustee on any equipment nameplate, deregistration power of attorney, irrevocable deregistration and export request authorization or (vi) enter into any separate security assignment of insurances or reinsurances. 5.06 Special Provisions Relating to Pledged Shares. (a) Further Acts in Respect of Pledged Shares. The Grantors shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the judgment of the Security Trustee to create, preserve, perfect, maintain the perfection of or validate the security interest granted in the Pledged Shares pursuant hereto or to enable the Security Trustee to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall: - 19 - (i) cause to be delivered to the Security Trustee the Borrower Pledge and each Borrower Group Pledge; (ii) if any of the Pledged Shares constituting part of the Collateral are received by the Grantors, as soon as practicable thereafter: (A) deliver to the Security Trustee the certificates or instruments representing or evidencing the same (if any), duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Security Trustee may reasonably request, all of which thereafter shall be held by the Security Trustee, pursuant to the terms of this Agreement, as part of the Collateral; and (B) take such other action as the Security Trustee may reasonably deem necessary or appropriate to duly record or otherwise perfect and keep perfected the security interest created hereunder in such Collateral; (iii) promptly from time to time enter into such control agreements, each in form and substance reasonably acceptable to the Security Trustee, as may be required to perfect the security interest created hereby in the Pledged Shares, and will promptly furnish to the Security Trustee true copies thereof; and (iv) keep full and accurate books and records relating to such Pledged Shares, and stamp or otherwise mark such books and records in such manner as the Security Trustee may reasonably require in order to reflect the security interests granted by this Agreement. (b) Percentage Pledged. Each of the Grantors will cause the Pledged Shares to constitute at all times 100% of the total number of issued Stock of its respective Subsidiaries (excluding any Excluded Assets). (c) Dividends, Etc. Any dividends, distributions or proceeds on the Stock paid in cash out of earned surplus (other than any made from amounts paid to the Borrower in accordance with Section 8) shall be deposited into the Collections Account as provided in Section 6.01 and applied as provided in Section 8; provided, however, that any amounts received pursuant to Section 8.01(a)(xiv) or (d)(viii) by the Borrower may be paid as a dividend or distribution to WLFC. (d) Post-Closing Items. Notwithstanding anything contained in the Loan Documents to the contrary, each Grantor shall make any filings, registrations and recordations or take any of the actions or procure any of contemplated documents that are contemplated to be made, taken or procured on a Drawdown Date in respect of the security interests granted pursuant hereto that, in each case, taking into account advice of applicable counsel be made and customary timeframes for such actions, cannot practicably be made, taken or procured on such Drawdown Date (“Post-Closing Items”) within two Business Days following the Drawdown Date or a longer timeframe that is contemplated herein or otherwise agreed between the Borrower and the Security Trustee (acting at the direction of the Required Lenders), acting reasonably (except that UCC financing statements shall be filed promptly and within two Business Days following the Drawdown Date), and no such filings, actions or documents shall be required as a condition precedent to any Loan under Section 3.02 of the Credit Agreement. To the extent - 20 - the relevant Grantor is unable to make a Required Cape Town Registration within the time period referred to above due to legal circumstances beyond such Grantor’s control, including any delay or lack of provision under local law of the issuance of, or general failure by relevant governmental entities to issue, codes that may be necessary for such registration, or due to restrictive measures of applicable authorities limiting accessibility to required equipment, such time period shall be extended to two Business Days following the cessation of such circumstances preventing completion of such registration. 5.07 Covenants in Credit Agreement. In the case of each Grantor, such Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, to permit the Borrower to remain in compliance with its covenants under the Credit Agreement and so that no material representation or warranty by any Borrower Group Company in the Credit Agreement or any other Loan Document is incorrect when made. 5.08 Delivery of Collateral Supplements. Upon the establishment or acquisition of any Obligor Payment Account, Obligor Funded Account, Borrower Group Company, Asset or Asset Owning Entity or pledging of any Asset as Additional Collateral, the relevant Grantor required to pledge such Collateral shall concurrently therewith execute and deliver to the Security Trustee a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of the Security Interest over such Collateral as are called for in this Section 5 and otherwise in this Agreement for Collateral of the same type (subject to the Perfection Standards); provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Loan Document and provided further that the failure of any Grantor to deliver any Collateral Supplement as to any such assets shall not impair the Lien of this Agreement as to such assets, and each Grantor shall take such action as is required in order to perfect such security granted over such Collateral pursuant to this Agreement. Section 6. Accounts. 6.01 Accounts. On or before the Effective Date, the Borrower shall take such action as shall be necessary to establish in the name of the Security Trustee the following Accounts: (i) the Collections Account; (ii) the Security Deposit Reserve Account; (iii) the Maintenance Reserve Account; (iv) the Liquidity Account; (v) the Cash Trap Account; (vi) the Expense Account; and (vii) the Funding Account.

- 21 - 6.02 Perfection of Accounts. Each relevant Grantor shall take any action necessary to enable the Security Trustee to obtain a first priority perfected interest in each Account. On or before the Effective Date, and before the utilization of any additional Security Trustee Account contemplated by the Loan Documents, each relevant Grantor shall take any action necessary to enable the Security Trustee to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect to the Security Trustee Accounts, provided that each Grantor shall have the right to cause the Administrative Agent to direct the Security Trustee to withdraw amounts from the Accounts as provided in this Section 6.02. Each relevant Grantor shall take all actions necessary or reasonably requested by the Security Trustee to enable the Security Trustee at all times to maintain “control” (within the meaning of the applicable Uniform Commercial Code) of the Security Trustee Accounts. Each of the foregoing Accounts shall be a segregated account established in the name of the Security Trustee. Bank of Utah will maintain each of the Security Trustee Accounts as a “securities account” as such term is defined in Section 8-501(a) of the New York UCC. Bank of Utah agrees to act as the Securities Intermediary under this Agreement with respect to each of the Security Trustee Accounts in accordance with the provisions hereof. Bank of Utah waives any claim or lien against any Security Trustee Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor. The Securities Intermediary hereby agrees that notwithstanding anything to the contrary hereunder, (i) any amounts to be held by the Security Trustee hereunder and any Permitted Investments will be credited to the Security Trustee Accounts for which it is a “securities intermediary” (as defined in Section 8-102(a)(14) of the New York UCC) and the Security Trustee is the “entitlement holder” (as defined in Section 8-102(a)(7) of the New York UCC) of the “security entitlement” (as defined in Section 8-102(a)(17) of the New York UCC) against the Securities Intermediary with respect to each “financial asset” (as defined in Section 8-102(a)(9) of the New York UCC) credited to any such Security Trustee Account, (ii) all such amounts and all other property acquired with cash credited to any Security Trustee Account will be credited to such Security Trustee Account, (iii) all items of property (whether cash, investments, securities, instruments or other property) credited to a Security Trustee Account will be treated as a “financial asset” under Article 8 of the UCC, (iv) the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e)(1) of the UCC) with respect to a Security Trustee Account is the State of New York, (v) (a) the law of the State of New York governs all issues specified in Article 2(l) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary and, to the extent not so provided in any account agreement governing the Security Trustee Accounts established pursuant to this Section 6.02, such account agreement is hereby amended to so provide and (b) it will not modify the law applicable to such issues or (so long as this Agreement is in effect) under such account agreement and (vi) all securities, instruments and other property in order or registered from and credited to a Security Trustee Account shall be payable to or to the order of, or registered in the name of, the Securities Intermediary or shall be endorsed to the Securities Intermediary or in blank, and in no case whatsoever shall any “financial asset” credited to a Security Trustee Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially endorsed to any Grantor except to the extent the foregoing have been specially endorsed by such Grantor to the Securities Intermediary or in blank. The Security Trustee agrees that it will hold (and will indicate clearly in its books and records that it holds) its “security entitlement” to the “financial assets” credited to the Security Trustee Accounts in trust for the benefit of the Secured Parties as set forth in this Agreement. Each Grantor acknowledges that, by reason of the Security Trustee being the “entitlement holder” in respect of the Security Trustee Accounts as - 22 - provided above, the Security Trustee shall have the sole right and discretion, subject always to the terms of this Agreement, to give all “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) with respect to the Security Trustee Accounts and any and all financial assets and other property credited thereto to the exclusion of each Grantor. Except in accordance with the terms of this Agreement, no Grantor shall remove or give any instruction to remove any item from the Accounts without the Security Trustee’s prior written consent (such consent to be given solely at the written direction of the Facility Agent). 6.03 Actions upon Account Replacement and Establishing Obligor Payment Accounts and Obligor Funded Accounts. Before replacing or establishing any Obligor Payment Account or Obligor Funded Account, each Grantor shall notify the Security Trustee in advance and cause each account bank in which it seeks to open such account, to enter into a control agreement with the Security Trustee in order to give the Security Trustee “control” (within the meaning of the applicable Uniform Commercial Code) of such account or to execute any agreement and take any action in order to perfect the security interest of the Security Trustee under Applicable Law in such account and the proceeds thereof. Except as provided in this Section 6.03, no Grantor shall open any new bank deposit or other account without the prior written consent of the Security Trustee (to be provided upon the written direction of the Administrative Agent). 6.04 Asset Payments and Other Payments. (a) The Grantors shall instruct the related Asset Lessee or Loan Asset Borrower (or relevant agent under the applicable Loan Asset Documents) to make all Asset Payments related to such Asset to the Collections Account, the Obligor Funded Account or Obligor Payment Account, as applicable, in accordance with the terms of the Loan Documents. To the extent that an Asset Lessee or Loan Asset Borrower pays any Asset Payments into any account that is not an Account, the Grantors shall procure that such amounts are transferred into the Collections Account, or an Obligor Payment Account, as applicable, as promptly as practicable (not later than two Business Days) after the Borrower has Actual Knowledge thereof, and such funds have been identified, cleared and become available. (b) All swept amounts shall be net of any amount received by the Loan Asset Borrower or Asset Lessee which are required to discharge, Taxes which are due, owing and payable in connection with the related Asset and the applicable Grantor shall apply such net amount to discharge such Tax liability. (c) The Grantors shall not make withdrawals, nor direct the Security Trustee to make any withdrawals, from the Accounts in any manner contrary to its agreements hereunder or under the other Loan Documents, except: (i) in accordance with the Loan Documents; (ii) to withdraw Segregated Funds, including amounts in respect of Security Deposits, from an Obligor Funded Account for the purpose of refunding such amounts to the Asset Lessee or Loan Asset Borrower upon such becoming refundable in accordance with the applicable Portfolio Documents. The Grantors shall not have any right to direct the Security Trustee to make any withdrawal from, or transfer from or to, any Obligor Funded Account in respect - 23 - of any portion of the Segregated Funds that is contrary to the requirements of the respective Portfolio Documents; (iii) to withdraw funds (but in the case of Segregated Funds, solely to the extent such funds are permitted to be withdrawn and applied in such manner in accordance with the applicable Portfolio Documents) from the Security Deposit Reserve Account for any or all of the following purposes: (A) if any amounts in respect of Security Deposits are required to be refunded to an Asset Lessee or Loan Asset Borrower in accordance with the applicable Portfolio Documents and (B) to make the transfers and payments described in Section 6.06; (iv) to withdraw funds (but in the case of Segregated Funds, solely to the extent such funds are permitted to be withdrawn and applied in such manner in accordance with the applicable Portfolio Documents) from the Maintenance Reserve Account for any or all of the following purposes: (A) to fund any Lessee Reimbursements, (B) to fund maintenance performed on an Owned Asset by any Borrower Group Company or the Servicer, (C) to pay for the cost of performing Mandatory Asset Modifications and (D) to make the transfers and payments described in Section 6.06; (v) where any part of an Asset Payment received into an Account constitutes an amount to be applied to discharge a liability in respect of Taxes, the Grantor related to the applicable Asset in respect of which the tax liability has arisen, may withdraw the applicable amount from such Account to apply such to such Tax liability; (vi) withdraw from the Expense Account (to the extent of funds on deposit therein) such amount as is needed to discharge any Expenses then due and payable and pay such amount to the appropriate payees thereof; (vii) transfer from the Collections Account from time to time (but in no event on less than one Business Day prior written notice to the Administrative Agent and the Security Trustee (unless such one Business Day notice requirement is waived by the Security Trustee)) other amounts to the Expense Account, in each case only to the extent that such funds are to be applied to Expenses that become due and payable during such Interest Period and for the payment of which there are insufficient funds in the Expense Account; provided that no such transfer from the Collections Account in respect of Expenses shall be made prior to the next succeeding Payment Date if, in the reasonable judgment of the Administrative Agent, such transfer would have a material adverse effect on the ability of the Borrower to make payments of accrued and unpaid interest then outstanding on the next Payment Date therefor in accordance with Section 8 hereof. Error! Reference source not found. (d) Notwithstanding anything to the contrary in this Agreement, if any Rental Payment or Loan Asset Payment, as applicable, is received (i) prior to its stated due date under the relevant Portfolio Documents, as applicable, (without regard to any business day convention in such Portfolio Documents that would automatically move the actual due date forward if the stated due date falls on a non-business day) and (ii) during the Collection Period (an “Early Collection Period”) prior to the Collection Period in which such payment would have been received had it been received on such stated due date (a “Scheduled Collection Period”, and - 24 - such Rental Payment or Loan Asset Payment, as applicable, an “Early Collection Period Payment”), such Early Collection Period Payment shall be deemed to have been received during the Scheduled Collection Period and held in the Collections Accounts until the Payment Date immediately following the end of such Scheduled Collection Period. (e) Notwithstanding anything to the contrary in this Agreement, for so long as no Early Amortization Event has occurred and is continuing (but only to the extent that application thereof would not reasonably be expected to result in an Event of Default or Early Amortization Event on a future Payment Date), or if an Event of Default has occurred and is continuing, if any Non-Monthly Payment is received during a Collection Period, then, based on written instruction from the Servicer to the Security Trustee, pro rata amounts of such Non- Monthly Payment shall be considered as received in one or more subsequent Collection Periods and designated as part of the Available Collections Amount to be applied on the Payment Date immediately following such Collections Period pursuant to Section 8.01(a) or Section 8.01(d) as is applicable. 6.05 Obligor Funded Accounts. On or before the Drawdown Date of a Loan related thereto, if, pursuant to the terms of any Portfolio Documents and subject to Section 6.02, any amounts paid by an Asset Lessee or Loan Asset Borrower are Segregated Funds (including in respect of a Security Deposit), the Grantor shall establish one or more accounts (each, an “Obligor Funded Account”) into which such Segregated Funds, and only such Segregated Funds, are paid in respect thereof and deposit an amount equal to such Segregated Fund into such Obligor Funded Account, provided that upon opening, to the extent such Obligor Funded Account is not established in the name of the Security Trustee, the applicable Obligor Funded Account is subject to an Account Control Agreement. 6.06 Security Deposit Reserve Account, Maintenance Reserves and Obligor Funded Accounts. (a) Each amount received by a Borrower Group Company from an Asset Lessee or Loan Asset Borrower in respect of a Security Deposit or maintenance reserves following the Drawdown Date for the related Asset shall be paid to the Collections Account, as applicable, unless such funds constitute Segregated Funds in which case such amount, as well as any other Segregated Funds, shall be paid into the applicable Obligor Funded Account. On each Payment Date, amounts up to the Security Deposit Additional Amount and the Maintenance Reserve Additional Amount shall be deposited into the Security Deposit Reserve Account or Maintenance Reserve Account, as applicable, from the Collections Account in accordance with Section 8 hereof. (b) Regardless of whether an Event of Default has occurred and is continuing, the amounts standing to the credit of the balance of the Security Deposit Reserve Account or the applicable Obligor Funded Account shall be paid from such Account to the applicable Asset Lessee or Loan Asset Borrower in order to return a Security Deposit (or to fund other Segregated Funds on deposit in such Obligor Funded Account) relating to an Asset Lease or Loan Asset which the Borrower is contractually obliged to return as such become due and payable in accordance with the terms of the applicable Portfolio Documents.

- 25 - (c) Regardless of whether an Event of Default has occurred and is continuing, the amounts standing to the credit of the balance of the Maintenance Reserve Account or the applicable Obligor Funded Account shall be paid from such Account to the applicable Asset Lessee or Loan Asset Borrower in order (i) to fund any Lessee Reimbursements relating to an Asset Lease or Loan Asset which the applicable Borrower is contractually obliged to return, (ii) to fund maintenance performed on an Asset by any Borrower Group Company or the Servicer that is not a Lessee Reimbursement, in the case of funds drawn from the Maintenance Reserve Account, which constitutes part of the Projected Maintenance Cost, (iii) to pay for the cost of performing Mandatory Asset Modifications that is not a Lessee Reimbursement, in the case of funds drawn from the Maintenance Reserve Account, which constitutes part of the Projected Maintenance Cost and (iv) to repay to the relevant Person Segregated Funds as such become due and payable in accordance with the terms of the applicable Portfolio Documents. (d) On the Payment Date (or other date on which an adjustment in the Maintenance Reserve Required Amount applies due to a Disposition) on which the amount on deposit in the Maintenance Reserve Account exceeds the then applicable Maintenance Reserve Required Amount (after giving effect to all other payments to be made on such Payment Date), the Borrower or the Servicer may direct the Security Trustee in writing to transfer from the Maintenance Reserve Account to the Collections Account, for inclusion in the Available Collections Amount on such Payment Date, the excess, if any, of the balance in the Maintenance Reserve Account over the Maintenance Reserve Required Amount, as so adjusted (if applicable). (e) On the Payment Date (or other date on which an adjustment in the Security Deposit Required Amount applies due to a Disposition) on which the amount on deposit in the Security Deposit Reserve Account exceeds the then applicable Security Deposit Required Amount (after giving effect to all other payments to be made on such Payment Date), the Borrower or the Servicer may direct the Security Trustee in writing to transfer from the Security Deposit Reserve Account to the Collections Account, for inclusion in the Available Collections Amount on such Payment Date, the excess, if any, of the balance in the Security Deposit Reserve Account over the Security Deposit Required Amount, as so adjusted (if applicable). 6.07 Liquidity Account. (a) The Borrower shall cause to be deposited into the Liquidity Account (which, in each case, may be from the proceeds of any Loan extended on a Drawdown Date): (i) on the first Drawdown Date after the Closing Date, an amount equal to $1,000,000; (ii) on the third Drawdown Date after the Closing Date, an amount equal to the amount required to cause the balance in the Liquidity Account to be equal to the Liquidity Account Required Amount; and (iii) on the Drawdown Date on which the sum of the principal balance of each Loan as of its Drawdown Date (regardless of subsequent principal repayment) exceeds 25% of the Maximum Loan Amount, an amount equal to the amount required to cause the balance in the Liquidity Account to be equal to the Liquidity Account Required Amount. - 26 - (b) If the Servicer determines, with respect to any Collection Period, that a Shortfall will exist on the related Payment Date, (a) the Servicer will give the Security Trustee notice of the amount of such Shortfall in the Monthly Report in sufficient detail to permit the Security Trustee to determine the amount of the Shortfall and (b) on the related Payment Date, prior to applying amounts in accordance with Section 8.01, the Security Trustee will deposit the amount of any Shortfall into the Collections Account from the Liquidity Account and shall comprise part of the Available Collections Amount for such Payment Date. (c) Without prejudice to Section 6.07(a), the Security Trustee will apply the Available Collections Amount to the Liquidity Account as set forth in the Monthly Report in accordance with Section 8.01 in an amount equal to the lesser of the Available Collections Amount and the Liquidity Account Additional Amount. (d) In any Monthly Report with respect to a Payment Date on which the amount on deposit in the Liquidity Account exceeds the then applicable Liquidity Account Required Amount (after giving effect to all other payments to be made on such Payment Date), the Borrower or the Servicer on its behalf may direct the Security Trustee in writing to transfer from the Liquidity Account to the Collections Account, for inclusion in the Available Collections Amount on such Payment Date, the excess, if any, of the balance in the Liquidity Account over the Liquidity Account Required Amount, as so adjusted (if applicable). 6.08 Obligor Payment Accounts. On or before the Drawdown Date of a Loan related thereto, if required under any Portfolio Documents to which any Grantor is a party or the Grantor or the Servicer otherwise determines that it is appropriate (including for tax or regulatory reasons) and subject to Section 6.02, the Grantor may establish one or more accounts into which Obligors will make Asset Payments, as applicable, if required (each, an “Obligor Payment Account”), provided that upon opening, to the extent such Obligor Payment Account is not established in the name of the Security Trustee, the applicable Obligor Payment Account is subject to an Account Control Agreement. All Asset Payments provided by or on behalf of an Obligor to secure such Obligor’s obligations under an Asset Lease or a Loan Asset not paid to the Collections Account or an Obligor Funded Account shall be deposited into the appropriate Obligor Payment Account, in each case as the Servicer may determine (it being agreed and understood that any such amounts constituting Segregated Funds may be deposited directly into the appropriate Obligor Funded Account, as applicable). The Borrower shall direct, or shall cause the relevant Servicer to direct, the transfer of all funds deposited in such Obligor Payment Account (excluding any de minimis amounts on deposit therein that are required to be retained therein or, if it would otherwise be permitted to make such payment from the Expense Account, paid therefrom for regulatory or other legal reasons) promptly upon receipt thereof and to the extend any such funds remain on deposit in such Obligor Payment Account on any Determination Date, the Borrower shall direct or shall cause the Servicer to direct the Security Trustee to transfer such amounts to the Collections Account on or promptly after such Determination Date for inclusion in the Available Collections Amount for the related Payment Date. 6.09 The Cash Trap Account. If a DSCR Cash Trap Event has occurred and is continuing, on any applicable Payment Date, the Available Collections Amount shall be deposited into the Cash Trap Account from the Collections Account in accordance with the Monthly Report and Section 8.01(a)(xiv) of this Agreement. On the next Determination Date, the Security Trustee - 27 - will transfer all amounts on deposit in the Cash Trap Account to the Collections Account for application as part of the Available Collections Amount on the Payment Date relating to such Determination Date. 6.10 Net Available Proceeds. The relevant Borrower Group Company shall procure that all Net Available Proceeds shall be paid directly into the Collections Account or an Obligor Payment Account, unless such Net Available Proceeds in respect of a Total Loss are paid to the Security Trustee in which case the Security Trustee shall pay such amounts into the Collections Account within two Business Days of receipt. If a Disposition occurs after a Collection Period has ended but prior to the related Payment Date, the Borrower may elect to treat such Disposition as having occurred (and the related Net Available Proceeds as having been received) during such Collection Period, including for purposes of determining amount payable pursuant to Section 8, subject to delivery of a prepayment notice in accordance with the requirements of the Credit Agreement. In addition, the Borrower may elect to transfer any amounts on deposit in the Security Deposit Account or Maintenance Reserve Account relating to an Asset subject to a Disposition to the Collections Account on the date of such Disposition to be applied to the related prepayment (and other amounts due in connection with such disposition) (and for the avoidance of doubt, if such amounts are on deposit in an Account and the Security Trustee has been instructed to transfer such amounts to the Collections Account, such amounts shall be considered as having been deposited in the Collections Account for purposes of determining if the required prepayment amount has been deposited in the Collections Account permitting release of the relevant Collateral in connection with such Disposition). 6.11 Investments. The balance from time to time standing to the credit of the Accounts shall be invested from time to time in such Permitted Investments as the Borrower shall direct in writing, which Permitted Investments shall mature one Business Day prior to the next succeeding Payment Date, to the extent necessary to enable all scheduled payments to be made on such Payment Date and shall be held in the name and be under the control of the Security Trustee (and credited to the respective Account); provided that at any time after the occurrence and during the continuance of an Event of Default, the Security Trustee, at the direction of the Lenders, shall direct (to the exclusion of the Borrower) all such Permitted Investments and may in its discretion at any time and from time to time liquidate any such investments and to apply or cause to be applied the proceeds thereof to the payment of the Obligations in the manner provided in Section 8.01(d); provided further that any amounts on deposit in an Obligor Funded Account may only be invested upon the direction of a Borrower, in accordance with and subject to the applicable provisions of the applicable Asset Lease or Loan Asset Documents. The Security Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Security Trustee’s economic self-interest for: (a) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the investments; (b) using Affiliates to effect transactions in certain investments and (c) effecting transactions in certain investments. - 28 - Income earned on Permitted Investments shall be treated as Collections and shall be credited to the Collections Account or an Obligor Payment Account. The Security Trustee shall have the power to sell or liquidate the foregoing investments made from the balance of an Account whenever the Security Trustee shall be required to direct the release of any amount from such Account pursuant to the terms hereof. The Security Trustee shall not have responsibility for any losses resulting from the investment, reinvestment or liquidation of any such amounts. If a selection is not made, such amounts shall remain uninvested with no liability for interest therein. Neither the Security Trustee nor any of its Affiliates assume any duty or liability for monitoring the investment rating of any investment. 6.12 Unpledged Accounts. Each Borrower Group Company may establish and maintain, in its discretion, accounts with such institution it selects, in its discretion, which shall not constitute Collateral (each an “Unpledged Account”); provided that the only amounts which are paid into such Unpledged Account are amounts which have originally been paid to, or paid at the direction of, the Borrower pursuant to Section 8.01(a)(xiv), 8.01(c)(iii)(D) or 8.01(d)(viii) or amounts received in respect of Unfunded Assets or Excluded Assets. The terms of this Agreement or any other Loan Agreement shall not apply to any Unpledged Account except the restrictions and the provisions of this Section 6.12. 6.13 Expense Account. On each Payment Date, the Required Expense Amount shall be deposited into the Expense Account from the Collections Account to the extent of the Available Collections Amount in accordance with Section 8.01. Expenses shall be paid from the Expense Account as provided in Section 6.04(c). 6.14 Funding Account. The Administrative Agent shall credit the proceeds of any applicable Loans to the Funding Account in accordance with Section 2.04 of the Credit Agreement. Amounts in the Funding Account shall be withdrawn from the Funding Account and applied in accordance with Section 2.05 of the Credit Agreement. 6.15 De Minimis Accounts. Notwithstanding anything to the contrary in any Loan Document, De Minimis Accounts held by a Grantor shall be Accounts that are Collateral hereunder, but no further action shall be required to be taken by any Grantor in respect of the establishment, perfection or priority of the grant of security in any De Minimis Account (including that no Account Control Agreement shall be required to be entered into in respect thereof). Section 7. Code and Other Remedies. 7.01 Rights on an Event of Default. If an Event of Default shall occur and be continuing, and only upon the written direction of the Administrative Agent, acting on the instruction of the Required Lenders, the Security Trustee shall have the right and power to exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC, the Cape Town Convention or any other Applicable Law. Without limiting the generality of the foregoing, the Security Trustee, acting at the written direction of the Administrative Agent (upon the instruction of the Required Lenders) without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person

- 29 - (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances (subject always, in each case, to the rights of the Lessees under any Asset Lease) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith repossess, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Security Trustee or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. 7.02 Purchase of Collateral. The Security Trustee, acting at the written direction of the Administrative Agent (upon the instruction of the Required Lenders) or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Security Trustee’s request, to assemble the Collateral and make it available to the Security Trustee at places which the Security Trustee shall reasonably select, whether at such Grantor’s premises or elsewhere. The Security Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 7.02 with respect to any Grantor’s Collateral, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral of such Grantor or in any way relating to the Collateral of such Grantor or the rights of the Security Trustee and the Secured Parties hereunder with respect thereto, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of such Grantor, in the order specified in Section 8, and only after such application and after the payment by the Security Trustee of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York UCC, need the Security Trustee account for the surplus, if any, to any Grantor. 7.03 Pledged Shares. In the case of Pledged Shares, the Security Trustee may require the relevant Grantor to cause the Pledged Shares to be transferred of record into the name of the Security Trustee or its nominee (and the Security Trustee agrees that if any of such Pledged Shares is transferred into its name or the name of its nominee, the Security Trustee will thereafter promptly give to the relevant Grantor copies of any notices and communications received by it with respect to the Pledged Shares). The Security Trustee shall have no obligation to take any action with respect to the Pledged Shares unless instructed in writing by the Borrower (prior to the occurrence of an Event of Default) or the Administrative Agent, acting on the instruction of the Required Lenders (after the occurrence and during the continuance of an Event of Default). 7.04 Further Assurances. If an Event of Default shall have occurred and be continuing, at the request of the Security Trustee, each Grantor shall promptly execute and deliver to the Security Trustee such instruments of title and other documents as the Security Trustee may deem necessary or advisable to enable the Security Trustee or an agent or representative designated by the Security Trustee, at such time or times and place or places as the Security Trustee may specify, to obtain possession of all or any part of the Collateral to which the Security Trustee shall at the time be entitled hereunder. If any Grantor shall for any reason fail to execute and deliver such instruments and documents after such request by the Security Trustee, the Security Trustee may: - 30 - (a) obtain a judgment conferring on the Security Trustee the right to immediate possession and requiring such Grantor to execute and deliver such instruments and documents to the Security Trustee, to the entry of which judgment such Grantor hereby specifically consents to the fullest extent permitted by law; and (b) pursue all or part of such collateral wherever it may be found. 7.05 Appointment of Receiver. The Security Trustee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Security Trustee or any successor or nominee thereof) for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or the taking of possession thereof or otherwise, and each Grantor hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Collateral shall be entitled to exercise all the rights and powers of the Security Trustee with respect to the Collateral. 7.06 Power of Attorney. Effective during the continuation of an Event of Default, each Grantor irrevocably appoints the Security Trustee as its true and lawful attorney-in fact in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, repossession, transfer or delivery for the enforcement of the Lien of this Security Agreement, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, each Grantor hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Security Trustee or any purchaser, each Grantor shall ratify and confirm any such sale, assignment, repossession, transfer or delivery, by executing and delivering to the Security Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request. 7.07 Waiver. To the extent permitted by Applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Security Trustee or any Secured Party arising out of the exercise by any of them of any rights hereunder or under any other Loan Document. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed commercially reasonable and proper if given at least 15 Business Days before such sale or other disposition. In no event shall the Security Trustee or any of its agents or representatives be liable in respect of the amount of the purchase price received in connection with any public or private sale of Collateral held in accordance with Section 7.02. 7.08 Certain Securities Act Limitations; Private Sale. (a) Effect of Securities Act Limitations. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Security Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable to the Security Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Security Trustee shall have no - 31 - obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit such Grantor to register it for public sale. Each Grantor agrees that to the extent the Security Trustee is required by Applicable Law to give reasonable prior notice of any sale or other disposition of any Collateral, 20 Business Days’ notice shall be deemed to constitute reasonable prior notice. (b) Private Sales. The Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Section 7.08 conducted in a commercially reasonable manner. Each Grantor hereby waives any claims against the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Security Trustee accepts the first offer received and does not offer the Collateral to more than one offeree. 7.09 Deficiency. Subject always to the terms of Section 10.11(e) hereof and Section 12.05 of the Credit Agreement, each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral (including a Disposition) are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Security Trustee or any Secured Party to collect such deficiency. Section 8. Application of Proceeds. 8.01 Application of Proceeds of Collections. (a) Application of Proceeds of Collections on each Payment Date prior to an Event of Default: On or prior to each Monthly Date, the Borrower shall have delivered a Monthly Report to the Security Trustee, the Administrative Agent and the Lenders setting forth the amounts to be distributed pursuant to paragraphs (i) through (xvi) of this Section 8.01(a). Subject to Section 8.01(d), on each Payment Date all of the Available Collections Amount and any relevant Cure Payments shall be transferred to the Collections Account and the Security Trustee shall apply such amounts in the order of priority set forth in this Section 8.01(a): (i) first, in no order of priority inter se, but pro rata: (A) pro rata, to reimburse the Security Trustee for Security Trustee Expenses, the Administrative Agent for Administrative Agent Expenses and the Lenders for Lender Expenses and Break Funding Payments (the amounts set forth in this Section 8.01(a)(i)(A), collectively, “Secured Party Expenses”); (B) to the Lenders in respect of all Unused Commitment Fees; and (C) to pay Servicer Expenses (including the Senior Rent Based Fees, but excluding the Subordinated Servicer Payments) that are due and payable or reimbursable on such Payment Date; - 32 - (ii) second, to the Expense Account, an amount such that the amount on deposit therein is equal to the Required Expense Amount for such Payment Date, (iii) third, in no order of priority inter se, but pro rata, to: (A) the Hedging Providers, an amount equal to the Hedging Payments (Scheduled) then due and payable; and (B) the Lenders in respect of all Interest Amounts, (iv) fourth, in no order of priority inter se, but pro rata, to: (A) the Hedging Providers, an amount equal to the Hedging Payments (Unscheduled) then due and payable (other than Subordinated Hedging Payments); and (B) the Lenders, the Amortization Amount then due and payable with respect to each Loan, (v) fifth, to the Lenders, pro rata, in respect of all Default Interest Amounts; (vi) sixth, to the Security Deposit Reserve Account, the Security Deposit Additional Amount; (vii) seventh, to the Maintenance Reserve Account, the Maintenance Reserve Additional Amount; (viii) eighth, to the Liquidity Account, the Liquidity Account Additional Amount; (ix) ninth, in no order of priority inter se, but pro rata, an amount equal to any Scheduled Cash Sweep Amount to (A) the Lenders, in respect of repayment of principal with respect to each Loan and (B) the Hedging Providers, in respect of remaining due and payable Hedging Obligations (if any) other than Subordinated Hedging Payments; (x) tenth, if an Early Amortization Event has occurred and is continuing, to the Lenders, pro rata, in respect of (A) if a DSCR Trigger Event or Servicer Termination Event shall have occurred and is continuing, prepayment of principal outstanding pursuant to all Loans in an amount not greater than the remaining principal balance of all Loans, (B) if an LTV Trigger Event shall have occurred and is continuing, prepayment of principal outstanding pursuant to all Loans in the amount required in order to remedy such LTV Trigger Event, (C) if a Concentration Breach Event shall have occurred and is continuing, prepayment of principal outstanding in respect of the Loans subject of such Concentration Breach Event, prepayment of principal outstanding pursuant in an amount required in order to remedy such Concentration Breach Event, and (D) if a Weighted Average Remaining Lease Term Event has occurred and is continuing,

- 33 - prepayment of the outstanding principal balance of each Loan in inverse order of Weighted Average Remaining Lease Term in an amount required in order to remedy such Weighted Average Remaining Lease Term Event; (xi) eleventh, to the payment of other amounts due and payable to the Lenders and amounts the Borrower elects to pay to cure an LTV Trigger Event; (xii) twelfth, to the Hedging Providers, any Subordinated Hedging Payments; (xiii) thirteenth, to the Servicer, any Subordinated Servicer Payments; (xiv) fourteenth, if a DSCR Cash Trap Event has occurred and is continuing, to the Cash Trap Account; (xv) fifteenth, to the Expense Account, an amount that the Servicer deems prudent in accordance with the Standard of Care to establish a further reserve for expected future expenses on the Assets; (xvi) sixteenth, the balance, if any, of such amounts shall be distributed to, or as directed by the Borrower in such proportions as it may designate for any purpose. (b) Application of Collections on a Voluntary Prepayment and Certain Mandatory Prepayments (excluding a Disposition or Event of Loss). (i) At least two Business Days prior to date of any prepayment to be made in accordance with or as required by Sections 2.08(a) to (d), or Section 2.08(d)(iii), Section 2.08(d)(iv), Section 2.08(d)(v) or Section 2.08(e)(vi) of the Credit Agreement, the Borrower shall deliver a report to the Administrative Agent (which may be included in the Monthly Report) setting forth: (A) any Loans that are to be prepaid pursuant to such provisions of the Credit Agreement and the calculation of the aggregate principal amount of such Loans required to be prepaid pursuant to such applicable sections; (B) the application of prepaid amounts required to be paid in connection with an optional prepayment in accordance with Section 2.13 of the Credit Agreement including, without limitation, accrued interest to the date of prepayment and Break Funding Payments (if any) and the allocation of principal application in accordance with Section 2.08(f) of the Credit Agreement; (C) setting forth the amounts to be applied and distributed pursuant to paragraph (ii) of this Section 8.01(b); and - 34 - (D) the date of prepayment which shall be the date specified in the applicable aforementioned section of the Credit Agreement or, at the Borrower’s direction, the next Payment Date thereafter. (ii) The Borrower shall, on or prior to the date on which the prepayment of the applicable Loans is to occur, ensure that there is an amount in the Collections Account equal to the amount which, following application in accordance with paragraph (A) below, will be sufficient to discharge the principal of such Loans required to be prepaid on such date and the amounts due and payable to the Hedging Providers pursuant to paragraph (D) of this Section 8.01(b) and on such date or the next Payment Date, as applicable, the Security Trustee shall apply such amount as follows in connection with such prepayment (and before applying amounts to be applied pursuant to Section 8.01(a) or (d), but after applying amounts to be applied pursuant to Section 8.01(c)): (A) first, any Secured Party Expenses due and payable in connection with such prepayment (if any); (B) second (without duplication of any such amounts being paid pursuant to another clause of this Section 8.01 on such date) in no order of priority inter se, but pro rata, to: (1) the Hedging Providers, an amount equal to the Hedging Payments (Scheduled) then due and payable relating to such prepayment; and (2) the Lenders in respect of all Interest Amounts on the amount of principal being prepaid; (C) third: pro rata, to: (1) the Hedging Providers, an amount equal to the Hedging Payments (Unscheduled) then due and payable (other than Subordinated Hedging Payments) in connection with such prepayment; and (2) the Lenders, pro rata, in respect of then due and payable principal with respect to each Loan which is being prepaid on such date; (c) Application of Proceeds of Disposition and Events of Loss. (i) Subject to Section 8.01(d), any Net Available Proceeds shall be deposited into the Collections Account and shall be applied by the Security Trustee as set forth in paragraph (iii) of this Section 8.01(c) on the first Payment Date to occur thereafter or, at the direction of the Borrower, a date specified by the Borrower which is a Business Day falling no earlier than three Business Days after the notice of such prepayment. (ii) At least two Business Days prior to such application, the applicable Borrower shall deliver a report (which may be included in the Monthly Report) to the Administrative Agent setting forth: - 35 - (A) the calculation of the amount of such Net Available Proceeds; (B) the calculation of the aggregate principal amount of such Loans required to be prepaid pursuant to Section 2.08(d)(i) or 2.08(d)(ii) of the Credit Agreement; (C) the calculation of all amounts required to be paid in connection therewith pursuant to Section 2.13 of the Credit Agreement; and (D) the amounts to be distributed pursuant to paragraph (iii) of this Section 8.01(c). (iii) The Net Available Proceeds shall be transferred to the Collections Account and the Security Trustee shall apply the Net Available Proceeds as follows in connection with such prepayment (and before applying amounts to be applied pursuant to Section 8.01(a) or (b)): (A) first, any Secured Party Expenses and Break Funding Payments due and payable in connection with such prepayment (if any); (B) second (without duplication of any such amounts being paid pursuant to another clause of this Section 8.01 on such date) in no order of priority inter se, but pro rata, to: (1) the Hedging Providers, an amount equal to the Hedging Payments (Scheduled) then due and payable relating to such prepayment; and (2) the Lenders in respect of all Interest Amounts on the amount of principal being prepaid; (C) third, pro rata, to: (1) the Hedging Providers, an amount equal to the Hedging Payments (Unscheduled) then due and payable (other than Subordinated Hedging Payments) in connection with such prepayment; and (2) the Lenders, first in respect of principal outstanding in respect of the Loan which relates to the Asset in respect of which the Disposition or Total Loss has occurred, and second, in respect of principal due and payable with respect to each other Loan (to the extent applicable, and solely in connection with such prepayment); and (D) fourth: the balance, if any, of such amounts shall be applied as part of the Available Collections Amount on such Payment Date (or if applicable, the next Payment Date) pursuant to Section 8.01(a). (d) Application of Proceeds following an Event of Default. All Collections that are on deposit in the Collections Account and all other amounts (including all - 36 - proceeds of Collateral, including any interest earned thereon) received by the Security Trustee on or after an Event of Default has occurred and is continuing, shall be applied by the Security Trustee pursuant to paragraphs (i) to (viii) of this Section 8.01(d): (i) first, in no order of priority inter se, but pro rata: (A) pro rata, to the Security Trustee, the Administrative Agent and the Lenders, the Secured Party Expenses; (B) to the Lenders in respect of all Unused Commitment Fees; and (C) to pay Servicer Expenses (including the Senior Rent Based Fees, but excluding the Subordinated Servicer Payments) that are due and payable or reimbursable on such Payment Date; (ii) second, to the Expense Account, an amount such that the amount on deposit therein is equal to the Required Expense Amount for such Payment Date,; (iii) third, pro rata, to: (A) the Hedging Providers, an amount equal to the Hedging Payments (Scheduled) then due and payable; and (B) the Lenders, all Interest Amounts, (iv) fourth, in no order of priority inter se, but pro rata, to: (A) the Hedging Providers, an amount equal to the Hedging Payments (Unscheduled) then due and payable (other than Subordinated Hedging Payments); and (B) the Lenders, the Amortization Amount and any other then principal with respect to each Loan outstanding, (v) fifth, pro rata, to the Lenders in respect of any amounts due and payable to the Lenders under the Loans not recovered pursuant to Section 8.01(d)(iii)(B) or (iv)(B); (vi) sixth, to the Hedging Providers, any Subordinated Hedging Payments; (vii) seventh, to the Servicer, any Subordinated Servicer Payments; and (viii) eighth, the balance, if any, of such amounts shall be distributed to, or as directed by the Borrower in such proportions as they may designate for any purpose.

- 37 - 8.02 Confirmation. Each of the Borrower and the Grantors acknowledge and agree that they are bound by the payment priorities set forth in this Section 8. 8.03 Communications with Parties to Contracts and Leases; Grantors Remain Liable. (a) Communications by Security Trustee. The Security Trustee in its own name or in the name of others, upon the written direction of the Administrative Agent, acting on the instruction of the Required Lenders, may at any time after the occurrence and during the continuance of an Event of Default, subject to any confidentiality restrictions, communicate with parties to the Contracts and Portfolio Documents to verify with them to the Security Trustee’s satisfaction, the existence, amount and terms of such Contracts or Portfolio Documents and any other information reasonably requested relating thereto. (b) Notification of Assignment. On or before the date on which it becomes a Grantor, each Grantor shall notify parties to the Contracts, pursuant to a notice in a form reasonably acceptable to the Security Trustee, that the Contracts have been assigned to the Security Trustee for the benefit of the Secured Parties in accordance with the terms of this Agreement and that following receipt by such parties of a notice from the Security Trustee that an Event of Default has occurred and is continuing, payments in respect thereof shall be made directly to the Security Trustee. (c) Liability under Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Contracts and Portfolio Documents to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms thereof. Neither the Security Trustee nor any Secured Party shall have any obligation or liability under any Contract or Portfolio Document by reason of or arising out of this Agreement or the receipt by the Security Trustee or any Secured Party of any payment relating thereto, nor shall the Security Trustee or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Contract or Portfolio Document, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. 8.04 Proceeds to be Turned Over to Security Trustee. In addition to the rights of the Security Trustee and the Secured Parties specified in Section 6.01, all Proceeds received by any Grantor in respect of the Collateral consisting of cash, checks and instruments shall be held by such Grantor in trust for the Security Trustee and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be deposited into the Collections Account or turned over to the Security Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Security Trustee, if required). All Proceeds received by the Security Trustee hereunder shall be held by the Security Trustee in the Accounts in accordance with the terms hereof. All Proceeds while held in the Accounts shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8.05. - 38 - 8.05 Application of Proceeds. If an Event of Default shall have occurred and be continuing, upon the written instruction of the Administrative Agent, acting on the instruction of the Required Lenders, the Security Trustee shall apply all or any part of Proceeds constituting Collateral in accordance with Section 8.01(d). 8.06 Borrower Cure Contributions. (a) In the event that, as of any Determination Date, the Available Collections Amount for the upcoming Payment Date will be insufficient to pay in full any amounts payable on such Payment Date, the Borrower may elect to make a payment (each, a “Cure Payment”) to the Collections Account to fund the payment of any shortfall in such amounts, subject to the limitations set forth below. Subject to the limitations below, such Cure Payment shall be applied under Section 8.01(a) on such Payment Date if received no later than 9:30 a.m. New York City time on such Payment Date. (b) The Borrower shall not make Cure Payments required to cause the Available Collections Amount to be sufficient to make payments under Section 8.01(a) on more than (x) six consecutive Payment Dates or (y) 12 Payment Dates in the aggregate; provided that there will be no limitation on the right of the Borrower to (i) make Cure Payments to cure any shortfalls in the Available Collections Amount related to power by the hour arrangements or rent deferral arrangements under an Asset Lease (other than an amendment that reduces (i) scheduled basic rent or (ii) principal and interest with respect to such Asset) or (ii) make principal prepayments pursuant to Section 2.08 of the Credit Agreement, or to make principal prepayments to cure or prevent the occurrence of any Early Amortization Event or DSCR Cash Trap Event, Concentration Breach Event. Section 9. The Security Trustee. 9.01 Security Trustee’s Appointment as Attorney-in-Fact, Etc. (a) Appointment. Each Grantor hereby irrevocably constitutes and appoints (which appointment is coupled with an interest) the Security Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Security Trustee the power and right, at its option, but without any obligations so to do, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following: (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Security Trustee for the purpose of collecting any and all such moneys due under any Contract or with respect to any other Collateral whenever payable; - 39 - (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; (iii) execute, in connection with any sale provided for in Section 7 or Section 7.08, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and (iv) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Security Trustee or as the Security Trustee shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Security Trustee may deem appropriate; (G) exercise all voting, consensual or other powers of ownership in respect to the Pledged Shares; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Security Trustee were the absolute owner thereof for all purposes, and do, at the Security Trustee’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Security Trustee, acting at the direction of the Administrative Agent (at the direction of the Required Lenders) deems necessary to protect, preserve or realize upon the Collateral and the Security Trustee’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do. Anything in this Section 9.01(a) to the contrary notwithstanding, the Security Trustee agrees that it will not exercise any rights under the power of attorney provided for in this Section 9.01(a) unless an Event of Default shall have occurred and be continuing. - 40 - (b) Performance by Security Trustee. If any Grantor fails to perform or comply with any of its agreements contained herein, the Security Trustee, at its option, but without any obligation so to do, and at the written direction of the Administrative Agent (at the direction of the Required Lenders) may perform or comply, or otherwise cause performance or compliance, with such agreement. (c) Expenses of Security Trustee. The expenses of the Security Trustee incurred in connection with actions undertaken as provided in this Section 9.01, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Loans under the Credit Agreement, from the date of payment by the Security Trustee to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Security Trustee on demand and shall constitute Obligations secured hereby. (d) Ratification. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. 9.02 Representations or Warranties. The Security Trustee does not make, and shall not be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Loan Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity, sufficiency or priority of any of the pledge and security interests granted hereby or in any other security agreement or document, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by an authorized officer who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement and any other Loan Document to which it is a party is the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally. 9.03 Duty of Security Trustee. The Security Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Security Trustee deals with similar property or its customary practices and procedures, except as outlined below. Neither the Security Trustee, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable to protect any Collateral from the rights of prior or other parties or for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Security Trustee and the Secured Parties hereunder are solely to protect the Security Trustee’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Security Trustee or any Secured Party to exercise any such powers. The Security Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence (or simple

- 41 - negligence in the handling of funds), willful misconduct or breach in bad faith. The Security Trustee shall not be deemed to have knowledge of any Event of Default unless the Security Trustee shall have received written notice thereof from the Administrative Agent in accordance with this Agreement. In no event shall the Security Trustee be liable for any punitive or special damages or for any damages arising or caused by an act of God, war or any other matter beyond the reasonable control of the Security Trustee. 9.04 Further Assurances; Additional Grantors; Security Trustee Cooperation. (a) Each Grantor will from time to time, at its cost, sign, seal, execute, acknowledge, deliver, file and register all such additional documents, instruments, agreements, certificates, consents and assurances and promptly furnish to the Security Trustee such information, reports and records and do such other acts and things (including delivery of opinions of counsel) as the Security Trustee or the Administrative Agent may reasonably request (as consented to by the Administrative Agent and subject to article XI of the Credit Agreement) from time to time in order to establish, maintain, protect or preserve the rights of the Security Trustee, the Administrative Agent, the Hedging Providers and the Lenders under this Agreement and the other Loan Documents and the security rights intended to be created thereby or to enable the Security Trustee to exercise and enforce the rights and remedies under this Agreement and the other Loan Documents or in respect of the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereinafter acquired by any Borrower Group Company which may be deemed to be part of the Collateral) or for purposes of implementing or effectuating the provisions of the Credit Agreement and the other Loan Documents, subject always to the Perfection Standards and any other express terms hereof; provided that nothing herein shall be construed to impose any independent obligation upon the Security Trustee to monitor the existence, maintenance or preservation of any security right granted under this Agreement and the other Loan Documents. The Security Trustee shall be under no obligation to file or prepare any financing statement or continuation statement or to take any action or to execute any further documents or instruments in order to create, preserve or perfect the security interest granted hereunder. (b) In the event that the Borrower or any other Borrower Group Company shall form or acquire any new Subsidiary after the Closing Date, such Borrower Group Company will cause such new Subsidiary (on or before the date that it holds any material assets or liabilities, but excluding any such Subsidiary that only owns or leases Unfunded Assets or other Subsidiaries that only own or lease Unfunded Assets) to: (i) become a “Grantor” by executing and delivering an Assumption Agreement; (ii) cause such Subsidiary to take such action (including delivering such shares of stock, executing and delivering such Uniform Commercial Code financing statements or the equivalent thereof in any other applicable jurisdiction) as shall be necessary to create and perfect valid and enforceable first-priority Liens (subject to Permitted Encumbrances) on the property of such Subsidiary (as reasonably requested by the Security Trustee, and subject - 42 - always to the Perfection Standards and the other terms hereof) as collateral security for the obligations of such new Subsidiary hereunder; and (iii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those required to be delivered in respect of an Obligor on a Drawdown Date. (c) Each Grantor hereby instructs the Security Trustee to enter into all lease-related documents and instruments on this date and as may arise from time to time, as reasonably requested by such Grantor, for the purposes of, subject to the Perfection Standards, assisting the applicable Grantor in establishing and maintaining the Security Trustee’s security interest for and on behalf of itself and for the benefit of the other Secured Parties in respect of any Assigned Lease. In connection with any Pledged Asset Lease, each Grantor and the Security Trustee shall (x) cooperate with the Servicer by providing upon request of the Servicer a letter of quiet enjoyment by such Grantor or the Security Trustee, as applicable, addressed to the relevant Lessee with respect to such Lease in a form reasonably acceptable to such Lessee and, if to be provided by the Security Trustee, the Security Trustee and (y) provide all other reasonable assistance and cooperation to the Servicer in connection with the foregoing. 9.05 Authority of Security Trustee. Each Grantor acknowledges that the rights and responsibilities of the Security Trustee under this Agreement with respect to any action taken by the Security Trustee or the exercise or non-exercise by the Security Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall as between the Security Trustee and the Secured Parties, be governed by the Credit Agreement, this Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Security Trustee and the Grantors, the Security Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority. Notwithstanding anything herein to the contrary, the rights, protections, immunities and indemnities afforded to the Security Trustee pursuant to the Credit Agreement shall be incorporated in this Security Agreement as though explicitly set forth herein. 9.06 Reliance; Administrative Agent; Advice of Counsel. The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any other Loan Document, certified by the secretary or an assistant secretary thereof or other duly Authorized Representative of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly Authorized Representative, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall assume, and shall be fully - 43 - protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto. (a) The Security Trustee may consult with counsel, and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel. (b) The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the any Grantor or the Administrative Agent under any of the Loan Documents. (c) When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 7, such expenses (including the fees and expenses of its counsel) and the compensation for such services is intended to constitute an expense of administration under any bankruptcy law or law relating to creditors’ rights generally. (d) The Security Trustee shall have no duty to monitor the performance of any other party to the Loan Documents, nor shall it have any liability in connection with the appointment of the Administrative Agent, or the malfeasance or nonfeasance by such parties. The Security Trustee shall have no liability in connection with non-compliance by any party under a Lease with statutory or regulatory requirements related to the Collateral, any Aircraft Equipment or any Lease. The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral or any Asset or the validity or sufficiency of any assignment or other disposition of the Collateral or any Asset. The Security Trustee shall have no obligation to make, and shall not be deemed to have made, any investigation into the nature of the title to the Collateral or the perfection or priority of any security interest therein. 9.07 Separate and Co-Trustee. If it deems such to be necessary or prudent, at no cost, risk or expense to the Borrower, and with the prior written consent of the Borrower for so long as no Event of Default has occurred and is continuing, the Security Trustee shall have the power to appoint one or more persons to act as separate trustees or co-trustees (in either case, a “Co-Trustee”), of any Collateral and any Co-Trustee shall thereafter be such separate trustee or co-trustee, with such powers and duties as shall be specified in such instrument. A Co-Trustee shall take no action hereunder without the written direction and consent of the Security Trustee. A Co-Trustee shall be entitled to rely on any direction received from the Security Trustee and shall be fully protected and not liable for any action taken in accordance therewith, except for its own gross negligence or willful misconduct. Such Co-Trustee, upon acceptance of such trust, shall be vested with the powers specified in such instrument, either jointly with the Security Trustee, or - 44 - separately, as may be provided therein, subject to all the trusts, conditions and provisions of this Agreement, and every such instrument shall be filed with the Security Trustee and the Borrower. Section 10. Miscellaneous. 10.01 Amendments in Writing. (a) With Consent of Administrative Agent. With the written consent of the Administrative Agent acting on the instructions of the Required Lenders or such other Lenders required pursuant to Section 12.02 of the Credit Agreement, the Security Trustee and the Grantors may, from time to time, enter into written agreements supplemental hereto or to any other Security Document for the purpose of amending, modifying or adding to, or waiving any provisions of, this Agreement or another Security Document. (b) Without Consent of Secured Parties. Without the consent of the Administrative Agent or any Secured Party, the Security Trustee and any of the Grantors, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Security Trustee: (i) to add to the covenants of such Grantor for the benefit of the Secured Parties or to surrender any right or power herein conferred upon such Grantor; (ii) to mortgage or pledge to the Security Trustee, or grant a security interest in favor of the Security Trustee in, any types or items of property or assets that constitute types or items of property or assets included in the definition of Collateral as additional security for the Obligations; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; (iv) to execute and deliver any Assumption Agreement, Collateral Supplement, Notice of Security Assignment (and documentation customarily provided in connection therewith, including any quiet enjoyment letter), FAA Security Agreement or Account Control Agreement; or (v) to update the details contained in the Schedules (provided that updates in connection with the release of Collateral shall be in accordance with Section 10.14). The Borrower may provide a certificate of an Authorized Representative from time to time attaching replacement details for Schedules 1 and 2 hereto, which, upon confirmation by the Security Trustee that such Schedules are accepted, shall replace Schedules 1 and 2 hereto without further signature from the Secured Parties or the Grantors. (c) Modifications Affecting Security Trustee. The Security Trustee shall not be obligated to enter into any amendment, waiver or alteration that affects the Security

- 45 - Trustee’s own rights, duties, immunities or indemnities under this Agreement, the Credit Agreement or the other Loan Documents. 10.02 Notices. All notices, requests and demands to or upon the Security Trustee or any Grantor hereunder shall be effected in the manner provided for in Section 12.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1. 10.03 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Security Trustee nor any Secured Party shall by any act (except by a written instrument pursuant to Section 10.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Security Trustee or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Security Trustee or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. 10.04 Enforcement Expenses; Indemnification. (a) Enforcement Expenses. Without duplication of article XII of the Credit Agreement, each Grantor agrees, jointly and severally, to pay, or reimburse each Secured Party for, all its reasonable and documented out of pocket expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including the reasonable fees and disbursements of counsel to each Secured Party. (b) Indemnification Generally. Each Grantor agrees, jointly and severally, to pay and indemnify, and to save the Secured Parties and their respective officers, directors, employees and agents harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and each other Security Document to which it is a party, in each case to the same extent the Borrower would be required to do so pursuant to Section 12.03 of the Credit Agreement. Each Grantor may in its sole discretion, within 30 days of notice of the commencement of a claim, undertake the conduct and control, through counsel of its own choosing (subject to the consent of such indemnified party, such consent not to be unreasonably withheld or delayed) and at such Grantor’s sole risk and expense, of the good faith settlement or defense of any action or proceeding (including any threatened action or proceeding) or claim that forms the basis therefor, and such indemnified party shall cooperate fully with such Grantor in connection therewith; provided, however, that if (i) the indemnified party and the indemnifying party are adverse to one another in respect of such action or proceeding or claim, (ii) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (iii) the accused parties in any such action or proceeding or claim include both the indemnified party and the indemnifying party and the indemnified party shall have been - 46 - advised by counsel (or otherwise reasonably believes) that there may be one or more defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, then, in each such case, the indemnifying party shall not have the right to conduct and control the settlement or defense of such action or proceeding or claim. If the indemnifying party is entitled hereunder to undertake the conduct and control of the settlement or defense of any such action or proceeding or claim, then (x) the indemnified party shall at all times be entitled to participate in such settlement or defense, and (y) such Grantor shall not be entitled to settle such action or proceeding or claims without the consent of the indemnified party (not to be unreasonably withheld) unless such settlement (A) includes an unconditional written release of the indemnified party, in form or substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such action or proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party. (c) Survival. The agreements in this Section 10.04 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents and the earlier resignation or removal of the Security Trustee. 10.05 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Security Trustee. 10.06 Set-Off. If an Event of Default shall have occurred and be continuing, the Security Trustee and each other Secured Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Security Trustee or such Secured Party or Affiliate to or for the credit or the account of any Borrower Group Company against any or all of the obligations of any Borrower Group Company now or hereafter existing under this Agreement or any other Loan Document or otherwise, irrespective of whether or not the Security Trustee or such Secured Party or Affiliate shall have made any demand under any such agreement and although such obligations may be unmatured provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Security Trustee for further application in accordance with the provisions of and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Security Trustee and the Secured Parties, and (y) the Defaulting Lender shall provide promptly to the Security Trustee a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of the Security Trustee and each Secured Party under this Section 10.06 are in addition to other rights and remedies (including other rights of setoff) which the Security Trustee or such Secured Party may have. 10.07 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. - 47 - 10.08 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.09 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. 10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Grantors, the Security Trustee and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Security Trustee or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents. The provisions of the Borrower Pledge, each Borrower Group Pledge and each FAA Security Document shall supplement, and in no way limit, the grant of security set forth herein; provided that to the extent the terms hereof are inconsistent with requirements of the laws of the jurisdiction of an issuer of Pledged Shares located outside the United States of America, the terms of the related share pledge shall prevail. 10.11 Governing Law; Jurisdiction; Service of Process; Etc. (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York. (b) Submission to Jurisdiction. Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action, suit or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such United States federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or the other Loan Documents shall affect any right that the Security Trustee or any Secured Party may otherwise have to bring any action, suit or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction. (c) Process Agent. Each Grantor hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon the Servicer, and each Grantor hereby confirms and agrees that the Servicer has been duly and irrevocably appointed as its agent and true and lawful attorney in fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Servicer to give any notice of any such service of process to any - 48 - Grantor shall not impair or affect the validity of such service or of any judgment based thereon. Each Grantor hereby further irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by the Security Trustee or any Secured Party by registered or certified mail, postage prepaid, at its address for notices set forth in Section 12.01 of the Credit Agreement. (d) Waiver of Venue. Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document brought in court referred to in paragraph (b) of this Section 10.11. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit or proceeding in any such court. (e) Limited Recourse. The recourse of the Secured Parties under this Agreement is limited as set forth in Section 12.05 of the Credit Agreement. Furthermore, the parties hereto agree that all statements, representations, covenants and agreements made by any Grantor that is an Owner Trust, unless expressly otherwise stated, are made and intended only for the purpose of binding the respective trust estates and establishing the existence of rights and remedies that can be exercised and enforced only against such trust estates. Therefore, no recourse shall be had with respect to anything contained in this Agreement or any other Loan Document (except for any express provisions that the Owner Trustees are responsible for in their respective individual capacities) against any Owner Trustee in its individual capacity or against any institution or person that becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling Person or Persons of any of them. The foregoing provisions of this Section 10.11 shall survive the termination of this Agreement and the other Loan Documents. (f) Other Service. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. 10.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.12. 10.13 Acknowledgements. Each Grantor hereby acknowledges that:

- 49 - (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; (b) neither the Security Trustee nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Security Trustee and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties; and (d) any provision of this Agreement which makes the discretion or determination of the Security Trustee subject to the direction or instruction of another person shall be for the sole benefit of the Security Trustee and any exercise of such discretion or making of such determination by the Security Trustee shall be conclusively deemed by each other party to this Agreement as consistent with, and exercised or made upon, the direction or instruction of such person. 10.14 Releases, Etc. (a) Releases Generally. At such time as the Obligations shall have been paid and discharged in full (other than contingent obligations for which no claim has been made) and the Commitments under the Credit Agreement have been terminated, the Collateral and all other assets shall be released from the Security Interest created hereby and from the Liens of the Security Documents, and all obligations (other than those expressly stated to survive such termination) of the Security Trustee and each Grantor with respect to the Obligations and such Security Interest and Liens shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights of the Security Trustee and the Secured Parties to the Collateral in connection with such Security Interest and other Liens shall revert to the Grantors. At the request and sole expense of any Grantor in connection with any such termination, the Security Trustee shall deliver to such Grantor any instruments or other documents held by the Security Trustee hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. (b) Release upon Sale, Prepayment or other Disposition; Release of Dormant Companies. If: (i) any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor pursuant to and in accordance with the applicable Asset Lease or Loan Asset, or the Loan relating to an Asset has been paid in the amount required by, in accordance with and as permitted under the Credit Agreement; (ii) in the case of a Loan Asset which constitutes Collateral the principal outstanding under such Loan Asset is repaid or prepaid in full pursuant to a transaction permitted by the Credit Agreement; or - 50 - (iii) any Additional Collateral granted or provided to remedy any Early Amortization Event is no longer necessary to remedy such Early Amortization Event and the same may be released without causing an Early Amortization Event or any Event of Default; and, in the case of (i) above, no Event of Default has occurred and is continuing, and in the case of (i) and (ii) above, all amounts in connection with such Collateral that are required to be received into the Collections Account on or prior to the applicable date have been received into the Collections Account, the Security Trustee, at the request of such Grantor or the Servicer and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents provided to the Security Trustee or consents to discharges of registrations on the International Registry, in each case which are reasonably necessary or desirable for the release of the Liens of the Security Documents related to such Collateral. In addition, if the term of any Asset Lease has expired or has been terminated, or any Airframe registered with the FAA shall be deregistered with the FAA, at the request of the relevant Grantor or the Servicer, the Security Trustee, at the sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents provided to the Security Trustee or consents to discharges of registrations on the International Registry, in each case which are reasonably necessary or desirable in connection with such expiry, termination or deregistration. At the request of the Borrower or the Servicer and at the sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the Stock of such Grantor shall be sold, transferred or otherwise disposed of, or liquidated or unwound, or such Grantor shall only own or lease Unfunded Assets or Subsidiaries that own or lease Unfunded Assets, in a transaction permitted by the Credit Agreement; and the Security Trustee shall execute and deliver to the Borrower all releases or other documents provided to the Security Trustee which are reasonably necessary or desirable for the release of the Liens of the Security Documents related to such Collateral. At the request and sole expense of any Grantor in connection with the transfer of an Unfunded Asset, any Collateral related to such Unfunded Asset shall be released from the Lien created hereby, the Security Trustee shall execute and deliver to such Grantor such documents as such Grantor or the Servicer shall reasonably request to evidence such release, and the Security Trustee shall deliver to such Grantor any Collateral held by the Security Trustee hereunder related to such Unfunded Asset. (c) Release of Partial Loss Proceeds. To the extent that the Security Trustee receives any partial loss proceeds in connection with a Funded Asset which has suffered an insured event that is not a Total Loss, the Security Trustee shall consent to the release and payment of all or part of such amount to the applicable Asset Lessee or Loan Asset Borrower in accordance with the applicable Asset Lease or Loan Asset. 10.15 No Immunity. To the extent that any Grantor may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, to claim for itself or its properties or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement or any other Loan Document, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), each Grantor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction. - 51 - 10.16 Judgment Currency. This is an international loan transaction in which the specification of Dollars and payment in New York City is of the essence, and the obligations of each Grantor under this Agreement to make payment to (or for account of) the Security Trustee or a Secured Party in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by the Security Trustee or such Secured Party in New York City of the full amount of Dollars payable to the Security Trustee or such Secured Party under this Agreement. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency (in this Section 10.16 called the “judgment currency”), the rate of exchange that shall be applied shall be that at which in accordance with normal banking procedures the Security Trustee could purchase such Dollars at the principal office of the Security Trustee (or any of its Affiliates) in New York City with the judgment currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Grantors in respect of any such sum due from it to the Security Trustee or any Secured Party hereunder or under any other Loan Document (in this Section called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the judgment currency such Entitled Person may in accordance with normal banking procedures purchase and transfer Dollars to New York City with the amount of the judgment currency so adjudged to be due; and each Grantor hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in Dollars, the amount (if any) by which the sum originally due to such Entitled Person in Dollars hereunder exceeds the amount of the Dollars so purchased and transferred. 10.17 Use of English Language. This Agreement has been negotiated and executed in the English language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Agreement (including any modifications or supplements hereto) shall be in the English language or accompanied by a certified English translation thereof. 10.18 No Petition. Each of the Secured Parties agrees that it shall not take any steps for the purpose of procuring the appointment of an administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, examinership, winding up, liquidation, provisional liquidation, restructuring, composition or any similar proceeding under the laws of any jurisdiction with respect to any Grantor or with respect to any revenues or assets of any Grantor. 10.19 Servicer as the Borrower Group Companies’ Agent. Any instructions permitted to be given by a Borrower Group Company hereunder or under any Loan Document may be given by the Servicer (or a permitted sub-servicer) on its behalf in accordance with the Servicing Agreement. [signature pages follow] [Signature Page – Security Agreement] IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written. BANK OF UTAH, not in its individual capacity, but solely as Security Trustee By: /s/ Joseph H. Pugsley Name: Joseph H. Pugsley Title: Vice President

[Signature Page – Security Agreement] WILLIS WAREHOUSE FACILITY LLC, as the Borrower By: /s/ Scott B. Flaherty Name: Scott B. Flaherty Title: Manager SCHEDULE 1 SCHEDULE 1 NOTICE ADDRESSES OF GRANTORS If to any Grantor: c/o Willis Lease Finance Corporation 60 East Sir Francis Drake Boulevard Suite 209 Larkspur, CA 94939 Attn: General Counsel Telephone No.: (415) 408-4732 Facsimile No.: (415) 408-4701 Email: dpoulakidas@willislease.com SCHEDULE 2 SCHEDULE 2 GRANTOR INFORMATION Initial Grantor Jurisdiction of Organization Location (as defined in Section 9-307 of the UCC) Willis Warehouse Facility LLC Delaware, United States of America Delaware SCHEDULE 3 SCHEDULE 3 DESCRIPTION OF ACCOUNTS Bank Name ABA # (or Swift Code) Account Number Account Name Account Holder Bank of Utah [*] [*] Collections Account Willis Warehouse Facility LLC Bank of Utah [*] [*] Security Deposit Reserve Account Willis Warehouse Facility LLC Bank of Utah [*] [*] Maintenance Reserve Account Willis Warehouse Facility LLC Bank of Utah [*] [*] Liquidity Account Willis Warehouse Facility LLC Bank of Utah [*] [*] Cash Trap Account Willis Warehouse Facility LLC Bank of Utah [*] [*] Expense Account Willis Warehouse Facility LLC Bank of Utah [*] [*] Funding Account Willis Warehouse Facility LLC

SCHEUDLE 4 SCHEDULE 4 OWNER TRUSTS; TRUST AGREEMENTS Date of Trust Agreement Owner Trustee Borrower Group Company which is Beneficial Owner Manufacturer Manufacturer’s Serial Number None SCHEUDLE 5 SCHEDULE 5 THE OWNED ASSETS Manufacturer Serial Number None SCHEDULE 6 SCHEDULE 6 ASSET LEASES Borrower Group Company which is Lessor Date of Lease Asset Manufacturer Model MSN Operating / Finance / Revolving Credit Finance Lease None SCHEDULE 7 SCHEDULE 7 LOAN ASSETS Borrower Group Company which is Lender Date of Loan Asset Manufacturer Model Manufacturer’s Serial Number None

SCHEDULE 8

PLEDGED SHARES

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Issued Shares	Percentage of Issued Shares
N/A	N/A	N/A	N/A	N/A

PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interest
N/A	N/A	N/A

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interest
N/A	N/A	N/A

SCHEDULE 8

SCHEDULE 9
FORM OF ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [_], made by [_] (the "**Additional Grantor**"), in favor of Bank of Utah, as Security Trustee (in such capacity, the "**Security Trustee**") for the Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in the Security Agreement.

W I T N E S S E T H:

WHEREAS, Willis Warehouse Facility LLC, a limited liability company organized under the laws of the State of Delaware (the "**Borrower**") and other Borrower Group Companies (other than the Additional Grantor) have entered into the Security Agreement, dated as of May 3, 2024 (as amended, supplemented or otherwise modified from time to time, the "**Security Agreement**") in favor of the Security Trustee for the benefit of the Secured Parties;

WHEREAS, the Additional Grantor is required to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1. **Assumption**. By executing and delivering this Assumption Agreement, the Additional Grantor hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.

2. **Information**. The information set forth in Appendix 1 hereto is hereby added to the information set forth in Schedule 1 and Schedule 2 of the Security Agreement.

3. **Grant of Security Interest**. The Additional Grantor, as of the date hereof, hereby assigns and transfers to the Security Trustee and agrees to assign and transfer to the Security Trustee, and hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Security Trustee and agrees to grant, assign, convey, mortgage, pledge, hypothecate and transfer to the Security Trustee, for itself and for the benefit of the Secured Parties, a first priority Lien (the "**Security Interest**") in, all of the following property now owned or at any time hereafter acquired by the Additional Grantor or in which the Additional Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "**Collateral**"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

   (a) each Owned Asset, and in the case of any such Owned Asset that is an Engine, whether or not any such Engine shall be installed in or attached to any Airframe, together with:

SCHEDULE 9 - 1 -

(i) all Parts of whatever nature, which are from time to time incorporated or installed in or attached to the Aircraft Equipment which comprises such Owned Asset and such equipment, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations thereto (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts); and

(ii) except to the extent constituting a Pledged Asset Lease or Pledged Loan Asset, all Owned Asset Documents and Owned Asset Agreements relating to such Owned Asset;

(b) the Contracts;

(c) each Asset Lease and the Asset Lease Documents to which the Additional Grantor is a party (each, a "**Pledged Asset Lease**") and any Related Collateral with respect thereto;

(d) each Loan Asset and the Loan Asset Documents to which the Additional Grantor is a party (each, a "**Pledged Loan Asset**") and any Related Collateral with respect thereto;

(e) all Stock Collateral now owned or hereafter from time to time acquired by the Additional Grantor;

(f) all Beneficial Interest Collateral now owned or hereafter from time to time acquired by the Additional Grantor;

(g) all Membership Interest Collateral now owned or hereafter from time to time acquired by the Additional Grantor;

(h) all Account Collateral now owned or hereafter from time to time acquired by the Additional Grantor;

(i) all Assigned Agreement Collateral now owned or hereafter from time to time acquired by the Additional Grantor;

(j) intercompany indebtedness permitted by Section 8.01 of the Credit Agreement (including any leases between Borrower Group Companies);

(k) all UCC Accounts, Chattel Paper in respect of any Pledged Asset Lease or Pledged Loan Asset, General Intangibles, Instruments and Letter-of-Credit Rights;

(l) all Investment Property not covered by other clauses of this Section, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein;

SCHEDULE 9 - 2 -

(m) all of the Additional Grantor's right, title and interest in and to all Hedging Agreements, and all rights to administer and otherwise deal with each such Hedging Agreement (the "**Hedge Collateral**");

(n) all of the Additional Grantor's right, title and interest in and to the personal property identified in an Assumption Agreement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee;

(o) all books and records pertaining to the Collateral (including any in the possession or under the control of any document registry or service company);

(p) all Proceeds of Insurance;

(q) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that the Collateral shall not include the Excluded Assets.

4. **Collateral**. Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7 and Schedule 8 of the Security Agreement are hereby amended by adding the information set forth in Appendix 2 hereto.

5. **Representations and Warranties**. The Grantor hereby makes these representations and warranties set out in Section 4 of the Security Agreement and in Sections 4.01, 4.02 and 4.03 of the Credit Agreement, in each case as of the date hereof and in respect of itself and its property only. Furthermore, the Grantor represents and warrants that its full and correct legal name and jurisdiction of organization or incorporation, as applicable, and its location (as defined in Section 9-307 of the UCC) as of the date hereof is as set forth in Schedule 2.

6. [**Control Agreement**. Attached hereto is an Account Control Agreement in substantially the form approved in writing by the Administrative Agent from each bank at which each Obligor Funded Account or Obligor Payment Account included in the foregoing Collateral is maintained.]

7. **Governing Law.** This Assumption Agreement shall be construed in accordance with and governed by the law of the State of New York**.**

SCHEDULE 9 - 3 -

SCHEDULE 9 - 4 - IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written. [ADDITIONAL GRANTOR] By: Name: Title: By: Name: Title: SCHEDULE 9 - 5 - APPENDIX 1 SUPPLEMENT TO SCHEDULES Schedule 1 - Notice Address of Additional Grantor [_] Schedule 2 – Grantor Information Grantor Jurisdiction of Organization Location (as defined in Section 9-307 of the UCC) [_] [_] [_] SCHEDULE 9 - 6 - APPENDIX 2 FURTHER SUPPLEMENT TO SCHEDULES Schedule 3 – Description of Accounts Bank Name ABA # (or Swift Code) Account Number Account Name Account Holder [_] [_] [_] [_] [_] Schedule 4 – Owner Trusts; Trust Agreements Date of Trust Agreement Owner Trustee Borrower Group Company which is Beneficial Owner Manufacturer Model Manufacturer’s Serial Number [_] [_] [_] [_] [_] [_] Schedule 5 – the Owned Assets Airframe / Engine Manufacturer Model Manufacturer’s Serial Number [_] [_] [_] [_] Schedule 6 – Asset Leases Borrower Group Company which is Lessor Date of Lease Asset Manufacturer Model Manufacturer’s Serial Number Operating / Finance / Revolving Credit Finance Lease [_] [_] [_] [_] [_] [_] SCHEDULE 9 - 7 - Schedule 7 – Loan Assets Borrower Group Company which is Lender Date of Loan Asset Manufacturer Model Manufacturer’s Serial Number [_] [_] [_] [_] [_] Schedule 8 – Pledged Shares PLEDGED STOCK Stock Issuer Par Value Certificate No(s). Number of Issued Shares Percentage of Issued Shares N/A N/A N/A N/A N/A PLEDGED MEMBERSHIP INTERESTS Issuer Certificate No. Percentage of Membership Interest N/A N/A N/A PLEDGED BENEFICIAL INTERESTS Issuer Certificate No. Percentage of Beneficial Interest N/A N/A N/A

SCHEDULE 10 - 1 - SCHEDULE 10 FORM OF COLLATERAL SUPPLEMENT Bank of Utah, as Security Trustee 50 South 200 East, Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Department [Date] Re: Security Agreement, dated as of May 3, 2024 Ladies and Gentlemen: 1. Reference is made to the Security Agreement (the “Security Agreement”) dated May 3, 2024 among Willis Warehouse Facility LLC, a limited liability company organized in the State of Delaware (the “Borrower”) and each other Borrower Group Company (other than the Additional Grantor) in favor of the Security Trustee for the benefit of the Secured Parties. 2. The undersigned hereby delivers, as of the date first above written, the attached Appendix 1 pursuant to Section [5.08] of the Security Agreement. 3. The undersigned Grantor hereby confirms that the property listed in the attached Appendix 1 constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section [4] of the Security Agreement (as supplemented by the attached Annexes) with respect to such Collateral. 4. [Attached is an Account Control Agreement in substantially the form approved in writing by the Administrative Agent from each bank at which each Obligor Funded Account or Obligor Payment Account included in the foregoing Collateral is maintained.] 5. This Collateral Supplement shall be construed in accordance with and governed by the law of the State of New York. Very truly yours, [NAME OF GRANTOR] By: Name: Title: By: Name: Title: SCHEDULE 10 - 2 - Acknowledged and agreed to as of the date first above written: Bank of Utah, not in its individual capacity, but solely as Security Trustee By: Name: Title: SCHEDULE 10 - 3 - Appendix 1 Supplements to Schedules Schedule 3 – Description of Accounts Bank Name ABA # (or Swift Code) Account Number Account Name Account Holder [_] [_] [_] [_] [_] Schedule 4 – Owner Trusts; Trust Agreements Date of Trust Agreement Owner Trustee Borrower Group Company which is Beneficial Owner Manufacturer Model Manufacturer’s Serial Number [_] [_] [_] [_] [_] [_] Schedule 5 – the Owned Assets Airframe / Engine Manufacturer Model Manufacturer’s Serial Number [_] [_] [_] [_] Schedule 6 – Asset Leases Borrower Group Company which is Lessor Date of Lease Asset Manufacturer Model Manufacturer’s Serial Number Operating / Finance / Revolving Credit Finance Lease [_] [_] [_] [_] [_] [_] SCHEDULE 10 - 4 - Schedule 7 – Loan Assets Borrower Group Company which is Lender Date of Loan Asset Manufacturer Model Manufacturer’s Serial Number [_] [_] [_] [_] [_] Schedule 8 – Pledged Shares PLEDGED STOCK Stock Issuer Par Value Certificate No(s). Number of Issued Shares Percentage of Issued Shares N/A N/A N/A N/A N/A PLEDGED MEMBERSHIP INTERESTS Issuer Certificate No. Percentage of Membership Interest N/A N/A N/A PLEDGED BENEFICIAL INTERESTS Issuer Certificate No. Percentage of Beneficial Interest N/A N/A N/A

SCHEDULE 11 FORM OF NOTICE OF SECURITY ASSIGNMENT NOTICE OF SECURITY ASSIGNMENT From: [__] (the “Lessor”) To: [__] (the “Lessee”) Date: ______________, 202[_] Dear Ladies and Gentlemen: We refer to Lease Agreement dated [__], 202[_] between the Lessor and the Lessee (as amended, supplemented, assigned or otherwise modified from time to time, the “Lease”), [incorporating and supplementing the terms of the [_________] dated as of [__], 202[_] between the Lessee and the Lessor (the “[_________]”)]1 relating to [number of engines (#)] [Engine Manufacturer] [Engine Model] aircraft engine bearing engine manufacturer’s serial number [__] (the “Engine”). All terms defined in the Lease shall, unless the context otherwise requires, have the same meaning herein. The terms “Additional Insured”, “Borrower”, “Security Trustee”, “Administrative Agent”, “Facility Agent”, “Lenders” and “Beneficiary” [and “Prior Beneficiary”] are each defined in Part 2 of Appendix A. [Pursuant to the [Trust Agreement] dated as of [__], 202[_] between Lessor as owner trustee and Prior Beneficiary as owner participant (the “Trust Agreement”) (as amended and restated on or about the date hereof), and the [Beneficial Interest Assignment] dated as of [__], 202[_], Prior Beneficiary assigned, transferred and conveyed to Beneficiary all of its right, title and interest in and to the Trust Estate (as defined in the Trust Agreement).]2 Pursuant to the Secured Credit Agreement dated as of May 3, 2024 (the “Credit Agreement”) among the Borrower, the Security Trustee, the Administrative Agent and the Facility Agent, the Borrower has financed or refinanced the acquisition of certain aircraft equipment, including the Engine. We hereby notify you that by the Security Agreement dated as of May 3, 2024 (the “Security Agreement”) among the Lessor, the Borrower, the Security Trustee and the other parties named therein, the Lessor shall assign to the Security Trustee, as security, all of its rights, title and interest in, to and under the Engine, the Lease and the other lease documents set forth in Part 1 of Appendix A (collectively, the “Lease Documents”), including certain insurance proceeds. 1 NTD: Include if there is a common terms agreement, master agreement or such similar agreement. 2 NTD: Include if relevant. The Lessor shall notify you in writing of the effective date of the security assignment described in the foregoing sentence (the “Effective Date”) pursuant to a notice substantially in the form of Appendix B (the “Notice of Effective Date”). [We attach as Appendix C a form of letter of quiet enjoyment from the Security Trustee and agree that we shall cause the Security Trustee to execute and deliver to you a letter of quiet enjoyment substantially in the form of Appendix C concurrently with delivery to you of the Notice of Effective Date.]3 For good and valuable consideration, the receipt of which is hereby acknowledged, by your execution and delivery to the Lessor of the Lessee Acknowledgement (the “Lessee Acknowledgment”) given in connection herewith, you acknowledge and agree to the following: (1) From and after the Effective Date and until [the Security Trustee has delivered a Release Notice to you][you receive written notice from the Security Trustee that the Engine is no longer subject to the Security Agreement]4, all monies that may be payable by you or on your behalf under the Lease Documents shall be paid to the below account (the “Account”) unless and until the Security Trustee otherwise directs in writing. Bank: Bank of Utah ABA No. [__] BNF: [__] A/C: [__] OBI: [__] If the Security Trustee delivers a notice (a “Relevant Notice”) to you that it has exercised its rights under the Security Agreement, then you shall thereafter perform, observe and comply with all other terms of the Lease and the other Lease Documents for the benefit of the Security Trustee as if the Security Trustee were named as lessor therein. (2) From and after the Effective Date, Willis Lease Finance Corporation (the “Servicer”) shall act as servicer of the Engine unless and until we or the Security Trustee otherwise directs in writing. (3) After issue by the Security Trustee of any Relevant Notice, you shall not recognize the exercise by the Lessor (or the Servicer) of any of its rights and powers under the Lease Documents unless and until requested to do so in writing by the Security Trustee. (4) Effective as of the Effective Date (and for the period until [the Security Trustee has delivered a Release Notice to you][you receive written notice from the Security Trustee that the Engine is no longer subject to the Security Agreement]5): 3 NTD: Include at Servicer’s discretion. 4 NTD: Include appropriate language at Servicer’s discretion. 5 NTD: Include appropriate language at Servicer’s discretion. (a) each of the Lessor and the Security Trustee shall be named as a contract party6 for the [Agreed Value][Stipulated Amount] 7 under the hull, spares and war risk insurances required to be maintained by the Lessee under the Lease Documents; (b) each of the Additional Insureds identified in Part 2 of Appendix A: (i) shall be, for all purposes under the Lease Documents, an “[Additional Indemnitee]8” and (ii) shall be named and listed as “additional insureds” as their names appear in Part 3 of Appendix A in accordance with the requirements of the Lease Documents under the aviation and general third party liability insurance (including the war liability insurance) required to be maintained by the Lessee under the Lease Documents; (c) each of the contracts identified in Part 4 of Appendix A shall be listed as a “Contract” with respect to the aviation and general third-party liability insurance (including the war liability insurance) required to be maintained by the Lessee under the Lease Documents, as such contracts appear and are listed in Part 4 of Appendix A; and (d) each of the Borrower, the Security Trustee, the Administrative Agent, the Servicer, the Facility Agent, and the Lenders shall be, for all purposes of the Lease Documents, a Lessor’s Lender. (5) [Effective as of the Effective Date, each reference in the Lease Documents to “Willis Lease Finance Corporation” as Beneficiary shall be deleted in each instance it appears and replaced with references to “Willis Warehouse Facility LLC”.]9 Upon the issuance of the Notice of Effective Date, this Notice and the instructions herein contained shall become irrevocable until [you receive notice in writing to the contrary from the Security Trustee][the Security Trustee delivers a release notice to you in substantially the form of Appendix D (a “Release Notice”)]10. You may conclusively rely on any such [notice][Release Notice] without further investigation. Please acknowledge receipt of this Notice on the Lessee Acknowledgment provided to you by us, it being provided hereby that your signature on the Lessee Acknowledgment shall confirm your acknowledgment of, and agreement for the benefit of the Security Trustee that the Security Trustee shall not be bound by, nor have any liability for the performance of, any of our obligations under the Lease Documents unless expressly agreed to in writing by the Security Trustee. THIS NOTICE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. 6 NTD: Change to loss payee if applicable for the insurance carried by the lessee. 7 NTD: To reflect appropriate defined term used in the lease. 8 NTD: To reflect appropriate defined term used in the lease. 9 NTD: Include if relevant. 10 NTD: Include appropriate language at Servicer’s discretion. [Signature page to follow]

[Notice of Security Assignment to Lessee - ESN [_______]] Very truly yours, For and on behalf of [_______], as Lessor By: Name: Title: APPENDIX A Lease Documents; Additional Insureds; etc. Part 1 1. Aircraft Engine Lease Agreement dated [__] between the Lessor and the Lessee (incorporating and supplementing the terms of the [___________] the “Lease Agreement” or “Lease”). 2. [[___________] dated as of [__] between the Lessee and the Lessor (“[___________]”).]11 3. [List any amendments and/or side letters.] Part 2 Each of the following persons shall be an additional insured (each, an “Additional Insured”): 1. [owner trustee] as owner trustee; 2. [__] as owner participant (the “Beneficiary”); 3. [owner trustee] in its individual capacity; 4. Willis Warehouse Facility LLC as borrower (the “Borrower”); 5. Bank of Utah as security trustee (the “Security Trustee”); 6. Bank of Utah as administrative agent (the “Administrative Agent”); 7. Bank of America, N.A. as facility agent (the “Facility Agent”); 8. Willis Lease Finance Corporation, as servicer (the “Servicer”); 9. [Willis Lease Finance Corporation, as prior owner participant (“Prior Beneficiary”) under the Trust Agreement]12; 10. [Bank of America, N.A., BNP Paribas, Crédit Agricole Corporate and Investment Bank, Wells Fargo Bank, N.A., and MUFG Bank, Ltd.][each of the lenders under the Credit Agreement]13 (the “Lenders”); and 11 NTD: To be included if there is a common terms agreement, master agreement or such similar agreement. 12 NTD: Include if relevant. 13 NTD: Listing of banks by name or generally as lenders to be determined by the Servicer. 11. [each of their respective shareholders, members, affiliates, subsidiaries, directors, managers, officers, agents, employees, and each of their respective successors and assigns]14. Part 3 The certificate of insurances and reinsurances shall be updated to include each Additional Insured under the aviation and general third-party liability insurance (including the war liability insurance) required to be maintained by the Lessee under the Lease Documents, and named and listed as follows: “Contract Party(ies): 1. [owner trustee], as Owner Trustee 2. Bank of Utah, as Security Trustee AND in addition, in respect of Legal Liability Insurances, Willis Warehouse Facility LLC (as [owner participant and as] Borrower), [owner trustee] (in its individual capacity and as owner trustee), Bank of Utah (as administrative agent), Willis Lease Finance Corporation (as servicer [and prior owner participant]), Bank of America, N.A. (as facility agent and lender), BNP Paribas (as lender), Crédit Agricole Corporate and Investment Bank (as lender), Wells Fargo Bank, N.A. (as lender), and MUFG Bank, Ltd. (as lender) and each of their respective shareholders, members, affiliates, subsidiaries, directors, managers, officers, agents, employees, and each of their respective successors and assigns.” Part 4 The certificate of insurances and reinsurances shall be updated to include each of the following contracts as “Contracts” under the aviation and general third-party liability insurance (including the war liability insurance) required to be maintained by the Lessee under the Lease Documents, and listed as follows: 1. Credit Agreement dated as of May 3, 2024 (the “Credit Agreement”) among the Borrower, the Security Trustee, the Administrative Agent, the Facility Agent and the Lenders; 2. Security Agreement dated as of May 3, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Borrower, the Security Trustee and the other parties named therein. 3. Servicing Agreement dated as of May 3, 2024 among Borrower and Servicer. 4. Lease Agreement dated [__], 202[_] between [__], as lessor and [__], as lessee (as amended, supplemented, assigned or otherwise modified from time to time, the “Lease”), 14 NTD: Conform to insurance/indemnitee wording in the lease if applicable. [incorporating and supplementing the terms of [____________] dated as of [__], 202[_] between [__], as lessor and [__], as lessee.] 5. [Trust Agreement dated as of [__], 202[_] between [__], not in its individual capacity but solely as owner trustee and [__] as owner participant, as amended, supplemented, assigned or otherwise modified from time to time.]15 6. Notice of Security Assignment dated on or about [__], 202[_] given by [__] as lessor and addressed to [__], as lessee. 7. Lessee Acknowledgment dated on or about [__], 202[_] given by [__], as lessee and addressed to [__], as lessor, and Bank of Utah as security trustee. 15 NTD: Include if relevant.

APPENDIX B Form of Notice of Effective Date NOTICE OF EFFECTIVE DATE From: [__] (the “Lessor”) To: [__] (the “Lessee”) ______________, 202[_] Re: Lease Agreement dated ______________, 202[_] between the Lessor and the Lessee (as amended, supplemented, assigned or otherwise modified from time to time, the “Lease”), [incorporating and supplementing the terms of the [__________] dated as of ______________, 202[_] between the Lessee and the Lessor] relating to [number of engines (#)] [Engine Manufacturer] [Engine Model] aircraft engine bearing manufacturer’s serial number [__] (the “Engine”). Dear Sirs: We refer to the Notice of Security Assignment dated ______________, 202[_] (the “Assignment Notice”) relating to the Lease and the Engine previously delivered to you. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Assignment Notice. We hereby notify you that the Effective Date is ______________, 202[_]. This notice shall be governed by, and construed in accordance with, the laws of the State of New York. [Notice of Effective Date – ESN [_______]] Very truly yours, For and on behalf of [__], as Lessor By: Name: Title: 16[APPENDIX C Form of Quiet Enjoyment Letter LETTER OF QUIET ENJOYMENT ______________, 202[_] From: [__] (the “Lessor”) To: [__] (the “Lessee”) Re: (1) Lease Agreement dated ______________, 202[_] between the Lessor and the Lessee (as amended, supplemented, assigned or otherwise modified from time to time, the “Lease”), [incorporating and supplementing the terms of the [__________] dated as of ______________, 202[_] between the Lessee and the Lessor] relating to [number of engines (#)] [Engine Manufacturer] [Engine Model] aircraft engine bearing manufacturer’s serial number [__] (the “Engine”), and (2) Lessee Acknowledgment dated as of ______________, 202[_] (the “Lessee Acknowledgment”) executed by the Lessee in favor of the Lessor and the Security Trustee. Ladies and Gentlemen: Reference is hereby made to the Lease. Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Lease, unless specifically defined herein. By a Security Agreement dated as of May 3, 2024 among the Lessor, the Security Trustee and the other parties named therein, the Lessor has assigned to the Security Trustee, as security, all of its rights, title and interest in, to and under the Lease Documents (as defined in the Lessee Acknowledgment), including certain insurance proceeds. We confirm to the Lessee that, [so long as no Event of Default under the Lease shall have occurred and be continuing, Lessee shall have, at all times during the Lease Term, the peaceful and quiet enjoyment of the Engine free from all claims or interference of the Security Trustee or anyone lawfully claiming by, through or under the Security Trustee.]17 This letter shall be governed by, and construed in accordance with, the laws of the State of New York. [Signature page follows] 16 NTD: Include at Servicer’s discretion. 17 NTD: To be conformed to quiet enjoyment language in the applicable lease. [Letter of Quiet Enjoyment – ESN [________]] Very truly yours, BANK OF UTAH, as the Security Trustee By: Name: Title:]

18[APPENDIX D Form of Release Notice RELEASE NOTICE ______________, 202[_] From: [__] (the “Lessor”) To: [__] (the “Lessee”) Re: (1) Lease Agreement dated ______________, 202[_] between the Lessor and the Lessee (as amended, supplemented, assigned or otherwise modified from time to time, the “Lease”), [incorporating and supplementing the terms of the [__________] dated as of ______________, 202[_] between the Lessee and the Lessor] relating to [number of engines (#)] [Engine Manufacturer] [Engine Model] aircraft engine bearing manufacturer’s serial number [__] (the “Engine”), and (2) Lessee Acknowledgment dated as of ______________, 202[_] (the “Lessee Acknowledgment”) executed by the Lessee in favor of the Lessor and the Security Trustee. Ladies and Gentlemen: Reference is hereby made to the Lessee Acknowledgement and the Notice of Security Assignment dated ______________, 202[_] (the “Assignment Notice”) relating to the Lease and the Engine previously delivered to you. Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Lessee Acknowledgement, unless specifically defined herein. We notify you that effective as of the date hereof (1) the Assignment Notice, the Lessee Acknowledgement and the instructions contained therein are revoked and shall be of no further force and effect, and (2) you shall have no further obligations thereunder. This notice shall be governed by, and construed in accordance with, the laws of the State of New York. [Signature page follows] 18 NTD: Include at Servicer’s discretion. Very truly yours, BANK OF UTAH, as the Security Trustee By: Name: Title:] LESSEE ACKNOWLEDGMENT From: [__] (the “Lessee”) To: Bank of Utah in its capacity as security trustee (the “Security Trustee”) [__] (the “Lessor”) ______________, 202[_] Re: [Number of engines (#)] [Engine Manufacturer] [Engine Model] aircraft engine bearing engine manufacturer’s serial number [__] (the “Engine”) Ladies and Gentlemen: We acknowledge receipt of the Notice of Security Assignment dated as of on or about the date hereof (the “Assignment Notice”) [relating to (a) the assignment, transfer and conveyance by the Prior Beneficiary to Beneficiary of all of its right, title and interest in and to the Trust Estate (as defined in the Trust Agreement) (the “Trust Assignment”), and (b)] 19 notifying us that pursuant to the Security Agreement dated as of May 3, 2024 (the “Security Agreement”) among the Lessor, the Borrower, the Security Trustee and the other parties named therein, the Lessor has assigned to the Security Trustee, as security, all of the Lessor’s right, title and interest in and to the Lease Agreement dated [__], 202[_] between the Lessor and the Lessee (as amended, supplemented, assigned or otherwise modified from time to time, the “Lease”), [incorporating and supplementing the terms of the [_________] dated as of [__], 202[_] between the Lessee and the Lessor (the “[_________]”)]20. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Assignment Notice. We acknowledge that the Lessor has advised us [(a) of the Trust Assignment, and (b)]21 that the intent and effect of the assignment by the Lessor of the Lease Documents pursuant to the Security Agreement is to confer upon the Security Trustee, from and after the Effective Date, all rights, title and interest of the Lessor under the Lease and the other Lease Documents. We hereby agree as follows with effect solely from and after the Effective Date (except as otherwise specified below): (1) To comply with the provisions of the Assignment Notice. (2) If the Security Trustee issues to us a Relevant Notice, we agree that we shall thereafter perform, observe and comply with all our other terms, undertakings and obligations under the Lease and the other Lease Documents in favor and for the benefit of the Security Trustee as if the Security Trustee were named as lessor therein instead of the Lessor. 19 NTD: Include if relevant. 20 NTD: Include if relevant. 21 NTD: Include if relevant. (3) We agree that after issue by the Security Trustee of any Relevant Notice, we shall not recognize the exercise by the Lessor (or the Servicer) of any of its rights and powers under the Lease Documents unless and until requested to do so in writing by the Security Trustee. (4) Effective as of the Effective Date (and for the period until [the Security Trustee has delivered a Release Notice to you][you receive written notice from the Security Trustee that the Engine is no longer subject to the Security Agreement]22): (a) each of the Lessor and the Security Trustee shall be named as a contract party23 for the [Agreed Value][Stipulated Amount] 24 under the hull, spares and war risk insurances required to be maintained by the Lessee under the Lease Documents; (b) each of the Additional Insureds identified in Part 2 of Appendix A to the Assignment Notice: (i) shall be, for all purposes under the Lease Documents, an “[Additional Indemnitee] 25 ” and (ii) shall be named and listed as “additional insureds” as their names appear in Part 3 of Appendix A to the Assignment Notice in accordance with the requirements of the Lease Documents under the aviation and general third party liability insurance (including the war liability insurance) required to be maintained by the Lessee under the Lease Documents; (c) each of the contracts identified in Part 4 of Appendix A to the Assignment Notice shall be listed as a “Contract” with respect to the aviation and general third party liability insurance (including the war liability insurance) required to be maintained by the Lessee under the Lease Documents, as such contracts appear and are listed in Part 4 of Appendix A to the Assignment Notice; and (d) each of the Borrower, the Security Trustee, the Administrative Agent, the Servicer, the Facility Agent, and the Lenders shall be, for all purposes of the Lease Documents, a Lessor’s Lender. (5) Effective as of the Effective Date and until [the Security Trustee has delivered a Release Notice to you][you receive written notice from the Security Trustee that the Engine is no longer subject to the Security Agreement]26, for all purposes of the Lease Documents all monies that may be payable by us or on our behalf under the Lease Documents shall be paid to the Account unless and until the Security Trustee otherwise directs in writing. (6) We will deliver to the Security Trustee insurance certificates and letters of undertaking evidencing compliance with the foregoing and with the Assignment Notice on or before the Effective Date. 22 NTD: Include appropriate language at Servicer’s discretion. 23 NTD: Change to loss payee if applicable for the insurance carried by the lessee. 24 NTD: To reflect appropriate defined term used in the lease. 25 NTD: To reflect appropriate defined term used in the lease. 26 NTD: Include appropriate language at Servicer’s discretion.

(7) [Effective as of the Effective Date we agree that in the Lease and the [______], to the extent incorporated by reference in the Lease and with respect to the lease of the Engine only, all references to “Willis Lease Finance Corporation” as Beneficiary shall be deleted in each instance it appears and replaced with references to “Willis Warehouse Facility LLC”.]27 THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Acknowledgement and the undertakings contained herein are irrevocable until the Security Trustee delivers a Release Notice to us. [Signature page to follow] 27 NTD: Include if relevant. Very truly yours, For and on behalf of [____________] By: Name: Title: SCHEDULE 12-A-1 SCHEDULE 12 PART A FORM OF ASSET MORTGAGE AND LEASE SECURITY ASSIGNMENT MORTGAGE AND SECURITY AGREEMENT NO. [_] MORTGAGE AND SECURITY AGREEMENT NO. [_] (the “Agreement”) dated as of ______________, 20__ between [__________] (“[__________]”), not in its individual capacity, but solely as Owner Trustee (the “Grantor”), and BANK OF UTAH, as security trustee (in such capacity, the “Security Trustee”). Capitalized terms used and not defined herein are used as defined in Appendix A hereto. W I T N E S S E T H: WHEREAS, Willis Warehouse Facility LLC, a Delaware limited liability company (the “Borrower”), the Security Trustee, and certain other parties have entered into the Credit Agreement, dated as of May 3, 2024 (as amended, supplemented or otherwise modified, the “Credit Agreement”); WHEREAS, the Borrower, the Security Trustee, the Grantor and certain other Borrower Group Companies have entered into the Security Agreement, dated as of May 3, 2024 (as amended, supplemented or otherwise modified, the “Security Agreement”), in order to secure the payment and performance of all Obligations of the Grantor and the other Borrower Group Companies under the Credit Agreement; WHEREAS, the Grantor has agreed to secure the Obligations by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the [Airframe and the] Engine[s] described in Schedule 1 hereto ([collectively, ]the “Asset”) and on certain other property and rights relating thereto; and WHEREAS, the Grantor will derive substantial direct and indirect benefit from the proceeds of the Loans and from the execution, delivery and performance of the Loan Documents, whether or not the Grantor is a party thereto. NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Loan Documents and (b) secure the prompt payment and performance of all the Obligations, the Grantor and the Security Trustee hereby agree as follows: 1. SECURITY INTEREST. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, for its benefit and the benefit of the Secured Parties, subject to no prior interests of any Person whatsoever except for a lessee under any Lease of the Asset, in all of such Grantor’s right, title and interest in and to the following collateral, whether now existing or hereafter created or acquired (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement: SCHEDULE 12-A-2 (a) the Asset; (b) all Parts, equipment, attachments, accessories, replacement and added Parts and components now or hereafter placed thereon, installed therein or attached thereto, whether or not any of such Parts, equipment, attachments, accessories, replacements or added parts or components may from time to time no longer be installed on the Asset [or on any component Engine thereof] or may be installed in any other aircraft or aircraft engine; (c) the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to the Asset and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to the Asset or any Assigned Lease, any lease assignments, novations or assumption agreements, relating to the Asset or any Assigned Lease, any acceptance certificate, and/or bill of sale relating to the Asset or any Assigned Lease, any guaranties, letters of credit or other credit support or collateral security relating to the Asset or any Assigned Lease, and any other certificate, instrument or agreement relating to the Asset or a lessee, user or lessor of the Asset (collectively, the “Asset Related Documents”); (d) all proceeds from the sale or other disposition of, all proceeds of insurance due to the Grantor on, and all proceeds of the total or partial loss or physical destruction, confiscation, condemnation or requisition due to the Grantor with respect to, any of the equipment described in clauses (a), (b) and (c) above; (e) the Initial Lease and each other Lease of the Asset, whether or not owned by the Grantor, under which the Grantor is or may from time to time be the Lessor, together with any and all Asset Related Documents relating to such Initial Lease and each other Lease (any such Initial Lease and other Leases and Asset Related Documents being referred to individually as an “Assigned Lease” and collectively as the “Assigned Leases”), including without limitation, (A) all rights of the Grantor to all Lease Payments, however denominated, under such Assigned Leases, (B) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to or with respect to such Assigned Leases, (C) claims of the Grantor for damages arising out of or for breach or default under such Assigned Leases, (D) all rights of the Grantor to receive and any and all rights to amend, waive, modify and give notices, approvals and consents under such Assigned Leases, (E) all rights of the Grantor under any such Assigned Lease with respect to any sublease of any such Asset, (F) all rights of the Grantor to terminate any such Assigned Lease, whether arising under such Assigned Lease or by statute or at law or in equity, (G) all rights of the Grantor to possession of any Asset under an Assigned Lease and (H) all other rights and property of the Grantor included therein together with all payments, including without limitation all rent, damages, expenses, indemnities and other amounts due to the Grantor (or any Person claiming by, through or under the Grantor) thereunder;

SCHEDULE 12-A-3 (f) all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby, by the other Loan Documents or by any supplement to this Agreement in form and substance satisfactory to the Security Trustee (a “Mortgage Supplement”), and all of the estate, right, title and interest of every nature whatsoever of the Grantor in and to the same and every part thereof; and (g) all proceeds, howsoever arising, of the foregoing. BUT EXCLUDING, HOWEVER, the Excluded Payments. TO HAVE AND TO HOLD the Mortgage Collateral unto the Security Trustee, and its successors and assigns, as security for the Obligations. 2. INCORPORATION BY REFERENCE. The security interest in the Mortgage Collateral created under this Agreement is granted in accordance with the Security Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference. 3. MISCELLANEOUS 3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees. 3.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction. 3.3 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS. 3.4 Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Agreement. 3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing: If to the Grantor: SCHEDULE 12-A-4 [__________] Telephone: Facsimile: Attention: If to the Security Trustee: Bank of Utah 50 South 200 East, Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Telephone: (801) 924-3690 Facsimile: (801) 924-3630 E-mail: corptrust@bankofutah.com 3.6 Owner Trustee. [__________] is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of [__________], is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding [__________] personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by [__________] solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against [__________] or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of [__________], either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and [__________] or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise. 3.7 Security Trustee. The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein. 3.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. [Remainder of page intentionally left blank] SCHEDULE 12-A-5 IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York. GRANTOR: [__________], not in its individual capacity but solely as Owner Trustee By: ____________________________________ Name: Title: SECURITY TRUSTEE: BANK OF UTAH, not in its individual capacity, but solely as Security Trustee By: ____________________________________ Name: Title: SCHEDULE 12-A-6 APPENDIX A MORTGAGE AND SECURITY AGREEMENT DEFINITIONS For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in (or by reference in) the Security Agreement, and the following terms have the meanings indicated below: “Administrative Agent” means Bank of Utah, in its capacity as Administrative Agent under the Credit Agreement. “Agreement” has the meaning specified in the recital of parties to this Agreement. [“Airframe” has the meaning assigned to such term in Schedule 1 attached hereto.] “Asset” has the meaning specified in the recitals to this Agreement. “Asset Related Documents” has the meaning assigned to such term in Section 1(c) of this Agreement. “Assigned Lease” has the meaning assigned to such term in Section 1(e) of this Agreement. “Borrower” has the meaning specified in the recitals to this Agreement. “Borrower Group Company” has the meaning specified in the Credit Agreement. “Closing Date” means May 3, 2024. “Credit Agreement” has the meaning specified in the recitals to this Agreement. “Engine[s]” has the meaning assigned to such term in Schedule 1 attached hereto. “Excluded Payments” means payments in respect of (i) indemnities (including interest thereon, if applicable) payable (directly or indirectly) by a Lessee to an indemnitee (other than to a Grantor for its own account) pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Assets payable, directly or indirectly, as a result of insurance claims paid, or losses suffered, by a Person (other than a Grantor for its own account) and including, for the avoidance of doubt, the Lessee. “Grantor” has the meaning specified in the recital of parties to this Agreement. “Initial Lease” has the meaning assigned to such term in Schedule 1 attached hereto. “Lease” means, with respect to any Owned Asset, any lease agreement (including, without limitation, any future aircraft or engine lease agreement), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between an Borrower Group Company

SCHEDULE 12-A-7 that owns or leases-in such Owned Asset (as Lessor) and a Person that is not an Borrower Group Company (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Loan Documents; provided that if, under any sub-leasing arrangement with respect to an Owned Asset permitted by the Lease of such Owned Asset and executed by the Lessee and a sub-lessee, the Lessor of such Owned Asset agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease” of such Owned Asset, and the sub-lessee shall constitute the related “Lessee” with respect to such Owned Asset, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor. “Lease Payments” means all lease payments and other amounts payable by or on behalf of a Lessee under a Lease, and all rights of Grantor to receive moneys due and to become due under or pursuant to such Lease, including, without limitation, Rent Payments, Utilization Rents and Security Deposits. “Lessee” means the Lessee under a Lease. “Lessor” means the Lessor under a Lease. “Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest. “Loan Documents” has the meaning specified in the Credit Agreement. “Loans” means any one of the loans issued pursuant to the Credit Agreement. “Mortgage Collateral” has the meaning specified in Section 1 of this Agreement. “Mortgage Supplement” has the meaning specified in Section 1 of this Agreement. “Obligations” means, inter alia, all obligations owed to the Secured Parties by each Borrower Group Company and by each Obligor, as more particularly defined and described in the Security Agreement. “Obligor” means, with respect to a Grantor, each Lessee or any other Person obligated at any time to make any Lease Payments to such Grantor for any reason. “Owned Asset” means any “Owned Asset” as defined in the Credit Agreement, including, for the avoidance of doubt, the Asset. “Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) the Asset. SCHEDULE 12-A-8 “Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies. “Rent Payments” means all payments of basic rent under a Lease that are payable in respect of periods specified under such Lease. “Secured Party” has the meaning specified in the Security Agreement. “Security Agreement” has the meaning specified in the preliminary statements to this Agreement and is attached hereto as Schedule 2. “Security Deposits” means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease. “Security Trustee” has the meaning specified in the recital of parties to this Agreement. “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. “Trust Agreement” means the [Amended and Restated] Trust Agreement No. [_], dated as of [__________], between the Grantor and [__] (as successor to _____________). “Trust Estate” has the meaning specified in the Trust Agreement. “Utilization Rent” means any payment (including any use payment) under a Lease that is based on the usage of the Owned Asset subject to such Lease or which is based on, or in respect of which, the Lessor under a Lease may be obligated to reimburse the Lessee under such Lease for specified maintenance activities with respect to such Owned Asset. SCHEDULE 12-A-9 SCHEDULE 1 MORTGAGE AND SECURITY AGREEMENT MORTGAGE COLLATERAL [“Airframe” means one (1) [__________] model [__________] aircraft bearing manufacturer’s serial number [_____].] “Engine[s]” means [one (1)][two (2)] [__________] model [__________] aircraft engines bearing manufacturer’s serial number[s] [_____] [and [_____] respectively]. “Initial Lease” means [__________]. SCHEDULE 12-A-10 SCHEDULE 2 MORTGAGE AND SECURITY AGREEMENT SECURITY AGREEMENT (INTENTIONALLY OMITTED AS CONTAINING CONFIDENTIAL INFORMATION)

SCHEDULE 12-B-1 SCHEDULE 12 – PART B FORM OF ASSET MORTGAGE MORTGAGE AND SECURITY AGREEMENT NO. [_] MORTGAGE AND SECURITY AGREEMENT NO. [_] (the “Agreement”) dated as of ______________, 20__ between [__________] (“[__________]”), not in its individual capacity, but solely as Owner Trustee (the “Grantor”), and BANK OF UTAH, as security trustee (in such capacity, the “Security Trustee”). Capitalized terms used and not defined herein are used as defined in Appendix A hereto. W I T N E S S E T H: WHEREAS, Willis Warehouse Facility LLC, a Delaware limited liability company (the “Borrower”), the Security Trustee and certain other parties have entered into the Credit Agreement, dated as of May 3, 2024 (as amended, supplemented or otherwise modified, the “Credit Agreement”); WHEREAS, the Borrower, the Security Trustee, the Grantor and certain other Borrower Group Companies have entered into the Security Agreement, dated as of May 3, 2024 (as amended, supplemented or otherwise modified, the “Security Agreement”), in order to secure the payment and performance of all Obligations of the Grantor and the other Borrower Group Companies under the Credit Agreement; WHEREAS, the Grantor has agreed to secure the Obligations by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the [Airframe and the] Engine[s] described in Schedule 1 hereto ([collectively, ]the “Asset”) and on certain other property and rights relating thereto; and WHEREAS, the Grantor will derive substantial direct and indirect benefit from the proceeds of the Loans and from the execution, delivery and performance of the Loan Documents, whether or not the Grantor is a party thereto. NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Loan Documents and (b) secure the prompt payment and performance of all the Obligations, the Grantor and the Security Trustee hereby agree as follows: 1. SECURITY INTEREST. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, for its benefit and the benefit of the Secured Parties, subject to no prior interests of any Person whatsoever except for a lessee under any Lease of the Asset, in all of such Grantor’s right, title and interest in and to the following collateral, whether now existing or hereafter created or acquired (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement: (a) the Asset; SCHEDULE 12-B-2 (b) all Parts, equipment, attachments, accessories, replacement and added Parts and components now or hereafter placed thereon, installed therein or attached thereto, whether or not any of such Parts, equipment, attachments, accessories, replacements or added parts or components may from time to time no longer be installed on the Asset [or on any component Engine thereof] or may be installed in any other aircraft or aircraft engine; (c) the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to the Asset and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to the Asset, any acceptance certificate, and/or bill of sale relating to the Asset, any guaranties, letters of credit or other credit support relating to the Asset, and any other certificate, instrument or agreement relating to the Asset or a lessee, user or lessor of the Asset (collectively, the “Asset Related Documents”); (d) all proceeds from the sale or other disposition of, all proceeds of insurance due to the Grantor on, and all proceeds of the total or partial loss or physical destruction, confiscation, condemnation or requisition due to the Grantor with respect to, any of the equipment described in clauses (a), (b) and (c) above; (e) all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby, by the other Loan Documents or by any supplement to this Agreement in form and substance satisfactory to the Security Trustee (a “Mortgage Supplement”), and all of the estate, right, title and interest of every nature whatsoever of the Grantor in and to the same and every part thereof; and (f) all proceeds, howsoever arising, of the foregoing. BUT EXCLUDING, HOWEVER, the Excluded Payments. TO HAVE AND TO HOLD the Mortgage Collateral unto the Security Trustee, and its successors and assigns, as security for the Obligations. 2. INCORPORATION BY REFERENCE. The security interest in the Mortgage Collateral created under this Agreement is granted in accordance with the Security Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference. 3. MISCELLANEOUS 3.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees. 3.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such SCHEDULE 12-B-3 jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction. 3.3 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS. 3.4 Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Agreement. 3.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing: If to the Grantor: [__________] Telephone: Facsimile: Attention: If to the Security Trustee: Bank of Utah 50 South 200 East, Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Telephone: (801) 924-3690 Facsimile: (801) 924-3630 E-mail: corptrust@bankofutah.com 3.6 Owner Trustee. [__________] is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of [__________], is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of SCHEDULE 12-B-4 binding [__________] personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by [__________] solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against [__________] or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of [__________], either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and [__________] or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise. 3.7 Security Trustee. The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein. 3.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. [Remainder of page intentionally left blank]

SCHEDULE 12-B-5 IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York. GRANTOR: [__________], not in its individual capacity but solely as Owner Trustee By: ____________________________________ Name: Title: SECURITY TRUSTEE: BANK OF UTAH, not in its individual capacity, but solely as Security Trustee By: ____________________________________ Name: Title: SCHEDULE 12-B-6 APPENDIX A MORTGAGE AND SECURITY AGREEMENT DEFINITIONS For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in (or by reference in) the Security Agreement, and the following terms have the meanings indicated below: “Administrative Agent” means Bank of Utah, in its capacity as Administrative Agent under the Credit Agreement. “Agreement” has the meaning specified in the recital of parties to this Agreement. [“Airframe” has the meaning assigned to such term in Schedule 1 attached hereto.] “Asset” has the meaning specified in the recitals to this Agreement. “Asset Related Documents” has the meaning assigned to such term in Section 1(c) of this Agreement. “Borrower” has the meaning specified in the recitals to this Agreement. “Borrower Group Company” has the meaning specified in the Credit Agreement. “Closing Date” means May 3, 2024. “Credit Agreement” has the meaning specified in the recitals to this Agreement. “Engine[s]” has the meaning assigned to such term in Schedule 1 attached hereto. “Excluded Payments” means payments in respect of (i) indemnities (including interest thereon, if applicable) payable (directly or indirectly) by a Lessee to an indemnitee (other than to a Grantor for its own account) pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Assets payable, directly or indirectly, as a result of insurance claims paid, or losses suffered, by a Person (other than a Grantor for its own account) and including, for the avoidance of doubt, the Lessee. “Grantor” has the meaning specified in the recital of parties to this Agreement. “Lease” means, with respect to any Owned Asset, any lease agreement (including, without limitation, any future aircraft lease agreement), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between an Borrower Group Company that owns or leases-in such Owned Asset (as Lessor) and a Person that is not an Borrower Group Company (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Loan Documents; provided that if, under any sub-leasing arrangement with respect to an Owned Asset permitted by SCHEDULE 12-B-7 the Lease of such Owned Asset and executed by the Lessee and a sub-lessee, the Lessor of such Owned Asset agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease” of such Owned Asset, and the sub-lessee shall constitute the related “Lessee” with respect to such Owned Asset, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor. “Lessee” means the Lessee under a Lease. “Lessor” means the Lessor under a Lease. “Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest. “Loan Documents” has the meaning specified in the Credit Agreement. “Loans” means any one of the loans issued pursuant to the Credit Agreement. “Mortgage Collateral” has the meaning specified in Section 1 of this Agreement. “Mortgage Supplement” has the meaning specified in Section 1 of this Agreement. “Obligor” means, with respect to a Grantor, each Lessee or any other Person obligated at any time to make any payment under a Lease to such Grantor for any reason. “Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) the Asset. “Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies. “Obligations” means, inter alia, all obligations owed to the Secured Parties by each Borrower Group Company and by each Obligor, as more particularly defined and described in the Security Agreement. “Owned Asset” means any “Owned Asset” as defined in the Credit Agreement. “Secured Party” has the meaning specified in the Security Agreement. “Security Agreement” has the meaning specified in the preliminary statements to this Agreement and is attached hereto as Schedule 2. “Security Trustee” has the meaning specified in the recital of parties to this Agreement. SCHEDULE 12-B-8 “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. “Trust Agreement” means the [Amended and Restated] Trust Agreement No. [_], dated as of [__________], between the Grantor and [__] (as successor to _____________). “Trust Estate” has the meaning specified in the Trust Agreement.

SCHEDULE 12-B-9 SCHEDULE 1 MORTGAGE AND SECURITY AGREEMENT MORTGAGE COLLATERAL [“Airframe” means one (1) [__________] model [__________] aircraft bearing manufacturer’s serial number [_____].] “Engine[s]” means [one (1)][two (2)] [__________] model [__________] aircraft engines bearing manufacturer’s serial number[s] [_____] [and [_____] respectively]. SCHEDULE 12-B-10 SCHEDULE 2 MORTGAGE AND SECURITY AGREEMENT SECURITY AGREEMENT (INTENTIONALLY OMITTED AS CONTAINING CONFIDENTIAL INFORMATION) SCHEDULE 12 – PART C FORM OF LEASE SECURITY ASSIGNMENT LEASE SECURITY ASSIGNMENT NO. [_] LEASE SECURITY ASSIGNMENT NO. [_] (the “Agreement”) dated as of ______________, 20__ between [__________] (“[__________]”)[, not in its individual capacity, but solely as Owner Trustee] (the “Grantor”), and BANK OF UTAH, as security trustee (in such capacity, the “Security Trustee”). Capitalized terms used and not defined herein are used as defined in the Security Agreement (as defined below), including those incorporated therein by reference to another document. W I T N E S S E T H: WHEREAS, Willis Warehouse Facility LLC, a Delaware limited liability company (the “Borrower”), the Security Trustee and certain other parties have entered into the Credit Agreement, dated as of May 3, 2024 (as amended, supplemented or otherwise modified, the “Credit Agreement”); WHEREAS, the Borrower, the Security Trustee, the Grantor and certain other Borrower Group Companies have entered into the Security Agreement, dated as of May 3, 2024 (as amended, supplemented or otherwise modified, the “Security Agreement”), in order to secure the payment and performance of all Obligations of the Grantor and the other Borrower Group Companies under the Credit Agreement; WHEREAS, the Grantor has agreed to secure the Obligations by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in any Assigned Lease and on certain other property and rights relating thereto; and WHEREAS, the Grantor will derive substantial direct and indirect benefit from the proceeds of the Loans and from the execution, delivery and performance of the Loan Documents, whether or not the Grantor is a party thereto. NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Loan Documents and (b) secure the prompt payment and performance of all the Obligations, the Grantor and the Security Trustee hereby agree as follows: 1. LEASE SECURITY ASSIGNMENT. The Grantor hereby bargains, sells, transfers and conveys to the Security Trustee, for the benefit of the Secured Parties, and grants to the Security Trustee for the benefit of the Secured Parties, a first priority security interest in and to the Assigned Lease, and all amendments, supplements, schedules, receipts and acceptance certificates executed or delivered pursuant thereto, together with all of the Grantor’s rights as lessor thereunder including without limitation: (a) all rights, if any, under § 1110 of the Bankruptcy Code of the United States or any statute of similar import SCHEDULE 12-C-12 (whether of the United States or any other jurisdiction and whether now in effect or hereinafter enacted); (b) all rights to receive payment of insurance proceeds and payments with respect to any manufacturer’s warranty, in each case payable with respect to the aircraft, the aircraft engines or other property which is the subject of the Assigned Lease; and (c) upon the occurrence of an Event of Default to demand, collect, receive and retain all rent and other sums which become payable under or in connection with the Assigned Lease, but excluding in each case any Excluded Payments. 2. INCORPORATION BY REFERENCE. The security interest in the Assigned Lease created under this Agreement is granted in accordance with the Security Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference. 3. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants that: (a) the Assigned Lease is in full force and effect; (b) there has occurred no event under the Assigned Lease which constitutes a default or event of default thereunder or which with the giving of notice or lapse of time or both would constitute a default thereunder; (c) no rent or other sum payable under the Assigned Lease has been prepaid; (d) the Assigned Lease is the entire agreement of lease with respect to the aircraft, aircraft engines and other property which are the subject thereof, and the Assigned Lease has not been amended, supplemented, or modified nor has any provision thereof been waived by either party thereto; (e) by this assignment, the Security Trustee assumes none of the obligations of the lessor under the Assigned Lease and lessor shall remain solely responsible for the performance of each and every term and provision of the Assigned Lease on its part to be performed; and (f) upon the occurrence and continuation of an Event of Default and in addition to any other rights and remedies provided in the Credit Agreement or arising by operation of law, the Security Trustee may send notice to the lessee under the Assigned Lease demanding that such lessee perform all obligations required to be performed thereunder including, but not limited to, the obligation to pay all rent and other sums which may thereafter become payable under the Assigned Lease, solely to and for the benefit of the Security Trustee to the exclusion of Grantor and any other party who may claim entitlement to the payment thereof. 4. MISCELLANEOUS 4.1 Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.

SCHEDULE 12-C-13 4.2 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction. 4.3 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS. 4.4 Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Agreement. 4.5 Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing: If to the Grantor: [__________] Telephone: Facsimile: Attention: If to the Security Trustee: Bank of Utah 50 South 200 East, Suite 110 Salt Lake City, UT 84111 Attention: Corporate Trust Telephone: (801) 924-3690 Facsimile: (801) 924-3630 E-mail: corptrust@bankofutah.com [4.6 Owner Trustee. [__________] is entering into this Agreement solely in its capacity as Owner Trustee under the Amended and Restated Trust Agreement No. [_], dated as of [__________], between the Grantor and [__________] (as successor to ________________) (the “Trust Agreement”) and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of [__________], is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding [__________] SCHEDULE 12-C-14 personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by [__________] solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against [__________] or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of [__________], either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate (as defined in the Trust Agreement) for satisfaction of the same and [__________] or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.] 4.7 Security Trustee. The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein. 4.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. [Remainder of page intentionally left blank] SCHEDULE 12-C-15 IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York. GRANTOR: [__________][, not in its individual capacity but solely as Owner Trustee] By: ____________________________________ Name: Title: SECURITY TRUSTEE: BANK OF UTAH, not in its individual capacity, but solely as Security Trustee By: ____________________________________ Name: Title: SCHEDULE 12-C-16 APPENDIX A LEASE SECURITY ASSIGNMENT DEFINITIONS For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in (or by reference in) the Security Agreement, and the following terms have the meanings indicated below: “Administrative Agent” means Bank of Utah, in its capacity as Administrative Agent under the Credit Agreement. “Asset Related Documents” means the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to an Owned Asset and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to any Assigned Lease, any lease assignments, novations or assumption agreements, relating to any Assigned Lease, any acceptance certificate relating to any Assigned Lease, any guaranties, letters of credit or other credit support or collateral security relating to any Assigned Lease, and any other certificate, instrument or agreement relating to any Assigned Lease. “Assigned Lease” means each Initial Lease and each other Lease of an Owned Asset, whether or not owned by the Grantor, under which the Grantor is or may from time to time be the Lessor, together with any and all Asset Related Documents relating to such Lease. “Borrower” has the meaning specified in the recitals to this Agreement. “Borrower Group Company” has the meaning specified in the Credit Agreement. “Closing Date” means May 3, 2024. “Excluded Payments” means payments in respect of (i) indemnities (including interest thereon, if applicable) payable (directly or indirectly) by a Lessee to an indemnitee (other than to a Grantor for its own account) pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Assets payable, directly or indirectly, as a result of insurance claims paid, or losses suffered, by a Person (other than a Grantor for its own account) and including, for the avoidance of doubt, the Lessee. “Initial Lease” has the meaning assigned to such term in Schedule 1 attached hereto. “Lease” means, with respect to any Owned Asset, any lease agreement (including, without limitation, any future aircraft or engine lease agreement), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between an Borrower Group Company that owns or leases-in such Owned Asset (as Lessor) and a Person that is not an Borrower Group Company (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Loan Documents; provided that if, under any sub-leasing arrangement with respect to an Owned Asset permitted by

SCHEDULE 12-C-17 the Lease of such Owned Asset and executed by the Lessee and a sub-lessee, the Lessor of such Owned Asset agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease” of such Owned Asset, and the sub-lessee shall constitute the related “Lessee” with respect to such Owned Asset, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor. “Lease Payments” means all lease payments and other amounts payable by or on behalf of a Lessee under a Lease, and all rights of Grantor to receive moneys due and to become due under or pursuant to such Lease, including, without limitation, Rent Payments, Utilization Rents and Security Deposits. “Lessee” means the Lessee under a Lease. “Lessor” means the Lessor under a Lease. “Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest. “Loan Documents” has the meaning specified in the Credit Agreement. “Loans” means any one of the loans issued pursuant to the Credit Agreement. “Obligor” means, with respect to a Grantor, each Lessee or any other Person obligated at any time to make any Lease Payments to such Grantor for any reason. “Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies. “Rent Payments” means all payments of basic rent under a Lease that are payable in respect of periods specified under such Lease. “Obligations” means, inter alia, all obligations owed to the Secured Parties by each Borrower Group Company and by each Obligor, as more particularly defined and described in the Security Agreement. “Owned Asset” means any “Owned Asset” as defined in the Credit Agreement, including, for the avoidance of doubt, the Asset. “Secured Party” has the meaning specified in the Security Agreement. “Security Agreement” has the meaning specified in the preliminary statements to this Agreement and is attached hereto as Schedule 2. SCHEDULE 12-C-18 “Security Deposits” means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease. “Security Trustee” has the meaning specified in the recital of parties to this Agreement. “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. “Utilization Rent” means any payment (including any use payment) under a Lease that is based on the usage of the Owned Asset subject to such Lease or which is based on, or in respect of which, the Lessor under a Lease may be obligated to reimburse the Lessee under such Lease for specified maintenance activities with respect to such Owned Asset. SCHEDULE 12-C-19 SCHEDULE 1 LEASE SECURITY ASSIGNMENT DESCRIPTION OF INITIAL LEASE SCHEDULE 12-C-20 SCHEDULE 2 LEASE SECURITY ASSIGNMENT SECURITY AGREEMENT (INTENTIONALLY OMITTED AS CONTAINING CONFIDENTIAL INFORMATION)